A MESSAGE FROM THE PRESIDENT

To Principal Mutual Life Insurance Company Customers

Stock and bond markets began the second half of the 1997 quite strong. After reaching record levels, U.S. and foreign equity markets experienced a dramatic market correction in late October. Fortunately, investors rapidly reevaluated the situation and returned most markets to near predecline levels.

Though domestic and international markets continue to experience volatility, given a continued strong U.S. economy, low interest rates and few inflationary signs, the long-term outlook for investors remains positive.

The Principal Mutual Funds have been reorganized into a series fund, known as Principal Variable Contracts Fund, Inc., after receiving shareholder approval in a proxy vote held last summer. Each fund is now identified as an "account" of the Variable Contracts Fund.

In addition, three of the accounts had their "descriptive" names changed, as well. Principal Capital Accumulation, Principal Emerging Growth and Principal World funds are now referred to as Capital Value Account, MidCap Account and International Account, respectively. These name changes were made to provide a clearer description of the accounts and their investment objectives.

As we begin 1998, we want to thank our contract owners for their loyalty. Principal Mutual Life Insurance Company remains committed to delivering the quality financial products and services they deserve.

Sincerely,

/S/STEPHAN L JONES

Stephan L. Jones
President



CONTENTS
                                                                           Page
Financial Statements and Financial Highlights
     Statements of Assets and Liabilities.................................    2
     Statements of Operations ............................................    4
     Statements of Changes in Net Assets..................................    6
     Notes to Financial Statements........................................   10
     Schedules of Investments
         Principal Aggressive Growth Fund, Inc............................   18
         Principal Asset Allocation Fund, Inc.............................   19
         Principal Balanced Fund, Inc.....................................   25
         Principal Bond Fund, Inc.........................................   29
         Principal Capital Accumulation Fund, Inc.........................   31
         Principal Emerging Growth Fund, Inc..............................   33
         Principal Government Securities Fund, Inc........................   35
         Principal Growth Fund, Inc.......................................   36
         Principal High Yield Fund, Inc...................................   38
         Principal Money Market Fund, Inc.................................   41
         Principal World Fund, Inc........................................   42
     Financial Highlights.................................................   46
     Report of Independent Auditors.......................................   51
Shareholder Meeting Results...............................................   52

December 31, 1997

STATEMENTS OF ASSETS AND LIABILITIES


                                                              Principal         Principal
                                                              Aggressive          Asset            Principal          Principal
                                                                Growth         Allocation           Balanced             Bond
                                                              Fund, Inc.        Fund, Inc.         Fund, Inc.         Fund, Inc.

Investment in securities -- at cost.....................     $124,172,552      $65,945,023        $119,061,278       $76,521,903



Assets
Investment in securities -- at value (Note 4)...........     $143,304,561      $71,997,444        $132,685,999       $80,200,282
Cash ...................................................        5,050,523        3,762,667              20,001            20,000
Receivables:
     Dividends and interest.............................          135,909          374,331             953,484         1,646,557
     Investment securities sold.........................        2,408,712        1,280,981            --                --
     Capital Stock sold.................................          428,642           68,595             260,405            91,203
Net receivable for foreign currency contract (Note 5)...         --                 --                --                --

                                            Total Assets      151,328,347       77,484,018         133,919,889        81,958,042

Liabilities
Accrued expenses........................................          110,513           60,737              70,569            37,374
Payables:
     Investment securities purchased....................        2,035,831          618,837            --                --
     Capital Stock reacquired...........................         --                 --                  22,213          --

                                       Total Liabilities        2,146,344          679,574              92,782            37,374


Net Assets Applicable to Outstanding Shares.............     $149,182,003      $76,804,444        $133,827,107       $81,920,668



Net Assets Consist of:
Capital Stock...........................................     $     91,532      $    64,344        $     86,287       $    69,560
Additional paid-in capital..............................      127,241,260       69,715,693         118,221,875        78,328,162
Accumulated undistributed net investment income.........           10,859           26,450              95,943            52,223
Accumulated undistributed net realized
     gain (loss) from:
     Investment transactions ...........................        2,706,343          945,536           1,798,281          (207,656)
     Foreign currency transactions......................         --                 --                --                --
Net unrealized appreciation of investments..............       19,132,009        6,052,421          13,624,721         3,678,379
Net unrealized (depreciation) on translation of
     assets and liabilities in foreign currencies.......         --                 --                --                --

                                        Total Net Assets     $149,182,003      $76,804,444        $133,827,107       $81,920,668



Capital Stock (par value: $.01 a share):
Shares authorized.......................................      100,000,000      100,000,000         100,000,000       100,000,000
Shares issued and outstanding...........................        9,153,229        6,434,402           8,628,659         6,955,978

Net Asset Value Per Share...............................           $16.30           $11.94              $15.51            $11.78


See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES


                                                                   Principal          Principal        Principal
                                                                    Capital           Emerging        Government         Principal
                                                                 Accumulation          Growth         Securities          Growth
                                                                  Fund, Inc.         Fund, Inc.       Fund, Inc.         Fund, Inc.

Investment in securities -- at cost.....................         $209,649,466       $166,346,096      $92,635,914      $126,951,745



Assets
Investment in securities -- at value (Note 4)...........         $284,582,052       $224,204,235      $96,354,192      $167,787,447
Cash ...................................................               23,955             25,912           21,823            32,496
Receivables:
     Dividends and interest.............................              399,666            106,732          846,518           124,080
     Investment securities sold.........................               --               --                --              --
     Capital Stock sold.................................              370,617            416,069           93,232           288,936
Net receivable for foreign currency contract (Note 5)...               --               --                --              --

                                            Total Assets          285,376,290        224,752,948       97,315,765       168,232,959

Liabilities
Accrued expenses........................................              113,521            123,304           44,319            72,557
Payables:
     Investment securities purchased....................               --               --              2,945,000         --
     Capital Stock reacquired...........................               31,560                  5            3,986                 9

                                       Total Liabilities              145,081            123,309        2,993,305            72,566


Net Assets Applicable to Outstanding Shares.............         $285,231,209       $224,629,639      $94,322,460      $168,160,393



Net Assets Consist of:
Capital Stock...........................................         $     82,422       $     63,332      $    88,005      $     97,693
Additional paid-in capital..............................          209,228,930        166,644,654       90,833,882       127,276,961
Accumulated undistributed net investment income.........               76,658             26,884           53,935             3,164
Accumulated undistributed net realized
     gain (loss) from:
     Investment transactions ...........................              910,613             36,630         (371,640)          (53,127)
     Foreign currency transactions......................               --               --                --              --
Net unrealized appreciation of investments..............           74,932,586         57,858,139        3,718,278        40,835,702
Net unrealized (depreciation) on translation of
     assets and liabilities in foreign currencies.......               --               --                --              --

                                        Total Net Assets         $285,231,209       $224,629,639      $94,322,460      $168,160,393



Capital Stock (par value: $.01 a share):
Shares authorized.......................................          100,000,000        100,000,000      100,000,000       100,000,000
Shares issued and outstanding...........................            8,242,195          6,333,224        8,800,476         9,769,331

Net Asset Value Per Share...............................                $34.61            $35.47           $10.72            $17.21


See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES


                                                              Principal         Principal
                                                                High              Money            Principal
                                                                Yield             Market             World
                                                             Fund, Inc.         Fund, Inc.         Fund, Inc.

Investment in securities -- at cost.....................     $15,018,545       $47,444,285        $110,109,640



Assets
Investment in securities -- at value (Note 4)...........     $15,452,959       $47,444,285        $124,912,216
Cash ...................................................          29,910             8,630              24,695
Receivables:
     Dividends and interest.............................         357,306           228,497             251,280
     Investment securities sold.........................        --                  --                 126,699
     Capital Stock sold.................................           5,778            58,757             224,978
Net receivable for foreign currency contract (Note 5)...        --                  --                  31,656

                                            Total Assets      15,845,953        47,740,169         125,571,524

Liabilities
Accrued expenses........................................           9,170            25,500             119,244
Payables:
     Investment securities purchased....................        --                 126,885             160,842
     Capital Stock reacquired...........................        --                 272,866               2,664

                                       Total Liabilities           9,170           425,251             282,750


Net Assets Applicable to Outstanding Shares.............     $15,836,783       $47,314,918        $125,288,774



Net Assets Consist of:
Capital Stock...........................................     $    17,796       $   473,149       $      90,166
Additional paid-in capital..............................      16,101,145        46,841,769         110,091,448
Accumulated undistributed net investment income.........          13,326            --                  61,967
Accumulated undistributed net realized
     gain (loss) from:
     Investment transactions ...........................        (729,898)           --                 290,242
     Foreign currency transactions......................        --                  --                 (46,872)
Net unrealized appreciation of investments..............         434,414            --              14,802,576
Net unrealized (depreciation) on translation of
     assets and liabilities in foreign currencies.......        --                  --                    (753)

                                        Total Net Assets     $15,836,783       $47,314,918        $125,288,774



Capital Stock (par value: $.01 a share):
Shares authorized.......................................     100,000,000       500,000,000         100,000,000
Shares issued and outstanding...........................       1,779,603        47,314,918           9,016,636

Net Asset Value Per Share...............................           $8.90            $1.000              $13.90


See accompanying notes.

Year Ended December 31, 1997

STATEMENTS OF OPERATIONS

                                                               Principal         Principal
                                                              Aggressive           Asset            Principal          Principal
                                                                Growth          Allocation           Balanced             Bond
                                                               Fund, Inc.        Fund, Inc.         Fund, Inc.         Fund, Inc.

Net Investment Income
Income:
     Dividends..........................................      $ 1,089,953       $ 1,031,755        $ 1,352,216        $   --
     Withholding tax on foreign dividends...............         --                 --                 --                 --
     Interest...........................................          186,886         1,407,596          2,985,729         5,296,081

                                            Total Income        1,276,839         2,439,351          4,337,945         5,296,081

Expenses:
     Management and investment advisory
         fees (Note 3)..................................          907,800            566,727           665,902           335,818
     Custodian fees.....................................           14,072            54,388              3,398             2,843
     Directors' fees....................................            7,852             7,805              7,781             7,852
     Other..............................................           12,800             3,502              7,916             5,118

                                      Total Net Expenses          942,524           632,422            684,997           374,631

                                   Net Investment Income          334,315         1,806,929          3,652,948         4,921,450

Net Realized and Unrealized  Gain (Loss) on
Investments  and Foreign  Currencies
Net realized gain (loss) from:
     Investment transactions............................       18,939,200         7,276,506          9,950,708            63,897
     Foreign currency transactions......................         --                 --                 --                 --
Change in unrealized appreciation/depreciation of:
     Investments .......................................       11,334,210         2,460,767          4,838,411         2,497,226
     Translation of assets and liabilities in
          foreign currencies............................         --                 --                 --                 --

              Net Realized and Unrealized Gain (Loss) on
                      Investments and Foreign Currencies       30,273,410         9,737,273         14,789,119         2,561,123

                             Net Increase in Net Assets
                               Resulting from Operations      $30,607,725       $11,544,202        $18,442,067        $7,482,573


See accompanying notes.

STATEMENTS OF OPERATIONS


                                                               Principal         Principal          Principal
                                                                Capital          Emerging          Government          Principal
                                                              Accumulation         Growth          Securities           Growth
                                                               Fund, Inc.        Fund, Inc.         Fund, Inc.         Fund, Inc.

Net Investment Income
Income:
     Dividends..........................................      $ 5,969,682       $ 1,193,912        $   --            $ 1,389,293
     Withholding tax on foreign dividends...............           --                --                --                 --
     Interest...........................................          376,777         1,428,479         5,884,916          1,071,395

                                            Total Income        6,346,459         2,622,391         5,884,916          2,460,688

Expenses:
     Management and investment advisory
         fees (Note 3)..................................        1,124,855         1,145,372           426,977            650,659
     Custodian fees.....................................            3,253             5,647             4,624              5,403
     Directors' fees....................................            7,852             7,852             7,873              7,831
     Other..............................................           15,442            12,501             7,530              9,206

                                      Total Net Expenses        1,151,402         1,171,372           447,004            673,099

                                   Net Investment Income        5,195,057         1,451,019         5,437,912          1,787,589

Net Realized and Unrealized  Gain (Loss) on
Investments  and Foreign  Currencies
Net realized gain (loss) from:
     Investment transactions............................       13,829,214         4,081,051           245,732            952,935
     Foreign currency transactions......................           --                --                --                 --
Change in unrealized appreciation/depreciation of:
     Investments .......................................       42,661,757        30,028,222         2,856,039         28,003,238
     Translation of assets and liabilities in
          foreign currencies............................            --               --                --                 --

              Net Realized and Unrealized Gain (Loss) on
                      Investments and Foreign Currencies       56,490,971        34,109,273         3,101,771         28,956,173

                             Net Increase in Net Assets
                               Resulting from Operations      $61,686,028       $35,560,292        $8,539,683        $30,743,762


See accompanying notes.

STATEMENTS OF OPERATIONS

                                                              Principal          Principal
                                                                 High              Money           Principal
                                                                Yield             Market             World
                                                              Fund, Inc.         Fund, Inc.        Fund, Inc.

Net Investment Income
Income:
     Dividends..........................................      $   --            $   --             $2,672,045
     Withholding tax on foreign dividends...............          --                --               (293,400)
     Interest...........................................       1,344,159         2,544,059            507,025

                                            Total Income       1,344,159         2,544,059          2,885,670

Expenses:
     Management and investment advisory
         fees (Note 3)..................................          87,845           224,424            768,332
     Custodian fees.....................................           2,794             8,790            111,651
     Directors' fees....................................           7,830             7,365              7,811
     Other..............................................             967             4,375              7,269

                                      Total Net Expenses          99,436           244,954            895,063

                                   Net Investment Income       1,244,723         2,299,105          1,990,607

Net Realized and Unrealized  Gain (Loss) on
Investments  and Foreign  Currencies
Net realized gain (loss) from:
     Investment transactions............................         265,486            --              3,794,896
     Foreign currency transactions......................          --                --                (46,872)
Change in unrealized appreciation/depreciation of:
     Investments .......................................         (25,873)           --              3,040,783
     Translation of assets and liabilities in
          foreign currencies............................          --                --                 (1,727)

              Net Realized and Unrealized Gain (Loss) on
                      Investments and Foreign Currencies         239,613            --              6,787,080

                             Net Increase in Net Assets
                               Resulting from Operations      $1,484,336        $2,299,105         $8,777,687


See accompanying notes.

Years Ended December 31

STATEMENTS  OF  CHANGES IN NET ASSETS


                                                                                    Principal                     Principal
                                                                                Aggressive Growth             Asset Allocation
                                                                                   Fund, Inc.                    Fund, Inc.




                                                                               1997          1996             1997          1996

Operations
Net investment income...................................................  $    334,315   $   647,024      $ 1,806,929  $  1,836,334
Net realized gain from investment transactions..........................    18,939,200    10,016,661        7,276,506     4,149,766
Change in unrealized appreciation/depreciation
    of investments .....................................................    11,334,210     5,099,753        2,460,767       715,006

                                             Net Increase in Net Assets
                                              Resulting from Operations     30,607,725    15,763,438       11,544,202     6,701,106

Dividends and Distributions to Shareholders
From net investment income..............................................      (323,456)     (642,821)      (1,780,479)   (1,837,566)
From net realized gain on investments ..................................   (19,132,644)   (8,672,973)      (7,456,569)   (3,447,188)

                                                                           (19,456,100)   (9,315,794)      (9,237,048)   (5,284,754)

Capital Share Transactions (Note 6)
Shares sold.............................................................    52,190,051    54,678,368       13,556,305    20,370,526
Shares issued in reinvestment of dividends
    and distributions...................................................    18,759,779     7,733,190        5,515,569     2,730,827
Shares redeemed.........................................................   (23,025,001)  (12,396,594)      (6,205,722)   (3,960,605)

                                        Net Increase in Net Assets from
                                             Capital Share Transactions     47,924,829    50,014,964       12,866,152    19,140,748

                                                         Total Increase     59,076,454    56,462,608       15,173,306    20,557,100

Net Assets
Beginning of year.......................................................    90,105,549    33,642,941       61,631,138    41,074,038

End of year (including undistributed net
    investment income as set forth below)...............................  $149,182,003   $90,105,549      $76,804,444   $61,631,138



Undistributed Net Investment Income.....................................  $     10,859   $     4,793      $    26,450   $    18,594


See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     Principal                     Principal
                                                                                     Balanced                        Bond
                                                                                    Fund, Inc.                    Fund, Inc.




                                                                                1997         1996              1997         1996

Operations
Net investment income...................................................   $  3,652,948   $ 2,416,667     $ 4,921,450   $ 3,648,701
Net realized gain from investment transactions..........................      9,950,708     4,291,386          63,897        24,994
Change in unrealized appreciation/depreciation
    of investments .....................................................      4,838,411     3,030,866       2,497,226    (1,454,206)

                                             Net Increase in Net Assets
                                              Resulting from Operations      18,442,067     9,738,919       7,482,573     2,219,489

Dividends and Distributions to Shareholders
From net investment income..............................................     (3,557,005)   (2,404,163)     (4,869,227)   (3,612,230)
From net realized gain on investments ..................................     (8,195,329)   (5,078,241)             --            --

                                                                            (11,752,334)   (7,482,404)     (4,869,227)   (3,612,230)

Capital Share Transactions (Note 6)
Shares sold.............................................................     43,172,395    51,227,505      21,482,406    38,212,107
Shares issued in reinvestment of dividends
    and distributions...................................................     11,645,810     6,103,434       4,476,033     2,979,214
Shares redeemed.........................................................    (20,838,500)  (11,833,111)    (10,037,678)  (12,289,678)

                                        Net Increase in Net Assets from
                                             Capital Share Transactions      33,979,705    45,497,828      15,920,761    28,901,643

                                                         Total Increase      40,669,438    47,754,343      18,534,107    27,508,902

Net Assets
Beginning of year.......................................................     93,157,669    45,403,326      63,386,561    35,877,659

End of year (including undistributed net
    investment income as set forth below)...............................   $133,827,107   $93,157,669     $81,920,668   $63,386,561



Undistributed Net Investment Income.....................................      $  95,943   $    23,644     $    52,223   $    36,471


See accompanying notes.

STATEMENTS  OF  CHANGES IN NET ASSETS

                                                                                       Principal
                                                                                 Capital Accumulation
                                                                                      Fund, Inc.


                                                                                  1997           1996

Operations
Net investment income...................................................     $  5,195,057    $  3,517,895
Net realized gain from investment transactions..........................       13,829,214      26,628,772
Change in unrealized appreciation/depreciation
    of investments .....................................................       42,661,757       6,846,493

                                             Net Increase in Net Assets
                                              Resulting from Operations        61,686,028      36,993,160

Dividends and Distributions to Shareholders
From net investment income..............................................       (5,118,399)     (3,541,996)
From net realized gain on investments ..................................      (20,307,620)    (22,300,640)

                                                                              (25,426,019)    (25,842,636)

Capital Share Transactions (Note 6)
Shares sold.............................................................       72,054,366      81,833,141
Shares issued in reinvestment of dividends
    and distributions...................................................       25,282,153      25,659,931
Shares redeemed.........................................................      (53,383,847)    (49,264,748)

                                        Net Increase in Net Assets from
                                             Capital Share Transactions        43,952,672      58,228,324

                                                         Total Increase        80,212,681      69,378,848

Net Assets
Beginning of year.......................................................      205,018,528     135,639,680

End of year (including undistributed net
    investment income as set forth below)...............................     $285,231,209    $205,018,528



Undistributed Net Investment Income.....................................     $     76,658    $     35,319


See accompanying notes.

Years Ended December 31

STATEMENTS  OF  CHANGES IN NET ASSETS (Continued)

                                                          Principal                    Principal                  Principal
                                                       Emerging Growth           Government Securities              Growth
                                                         Fund, Inc.                   Fund, Inc.                   Fund, Inc.


                                                     1997           1996          1997          1996           1997         1996

Operations
Net investment income..........................  $  1,451,019   $  1,008,977   $ 5,437,912   $ 4,677,723   $ 1,787,589  $ 1,156,675
Net realized gain (loss) from:
    Investment transactions....................     4,081,051      1,954,051       245,732       98,466        952,935      242,899
    Foreign currency transactions..............       --             --            --            --             --           --
Change in unrealized appreciation/depreciation
    of investments and translation of assets
    and liabilities in foreign currencies......    30,028,222     15,461,368     2,856,039    (1,337,219)   28,003,238    7,550,339

                     Net Increase in Net Assets
                      Resulting from Operations    35,560,292     18,424,396     8,539,683     3,438,970    30,743,762    8,949,913

Dividends and Distributions to
Shareholders
From net investment income.....................    (1,424,135)    (1,000,544)   (5,429,722)   (4,644,240)   (1,784,426)  (1,148,740)
Tax return of capital distribution.............       --             --            --            --             --           --
From net realized gain on investments
    and foreign currency transactions..........    (4,499,721)    (2,245,806)      --            --           (955,318)    (240,516)
Excess distribution of net realized gain
    on investments.............................       --             --            --            --            (50,744)      --


                                                  (5,923,856)     (3,246,350)   (5,429,722)   (4,644,240)   (2,790,488)  (1,389,256)

Capital Share Transactions (Note 6)
Shares sold....................................    59,474,006     78,710,392    14,071,280    47,002,706    40,230,411   55,634,083
Shares issued in reinvestment of dividends
    and distributions..........................     5,886,597      3,177,572     5,369,352     4,589,974     2,766,751    1,373,493
Shares redeemed................................    (7,528,281)   (18,425,569)  (13,327,991)  (15,367,021)   (2,401,953)  (7,663,844)

                Net Increase in Net Assets from
                    Capital Shares Transactions    57,832,322     63,462,395     6,112,641    36,225,659    40,595,209   49,343,732

                                 Total Increase    87,468,758     78,640,441     9,222,602    35,020,389    68,548,483   56,904,389

Net Assets
Beginning of year..............................   137,160,881     58,520,440    85,099,858    50,079,469    99,611,910   42,707,521

End of year (including undistributed
    net investment income as set forth below)    $224,629,639   $137,160,881   $94,322,460   $85,099,858  $168,160,393  $99,611,910



Undistributed Net  Investment Income...........  $     26,884   $     13,018   $    53,935   $    45,745   $     3,164  $     7,936


See accompanying notes.

STATEMENTS  OF  CHANGES IN NET ASSETS (Continued)


                                                          Principal                    Principal                   Principal
                                                          High Yield                 Money Market                    World
                                                          Fund, Inc.                   Fund, Inc.                  Fund, Inc.


                                                     1997          1996         1997           1996           1997          1996

Operations
Net investment income..........................  $ 1,244,723   $ 1,153,201   $ 2,299,105   $  2,089,089  $  1,990,607   $ 1,145,766
Net realized gain (loss) from:
    Investment transactions....................      265,486       210,672        --            --          3,794,896       875,641
    Foreign currency transactions..............       --           --             --            --            (46,872)       (9,568)
Change in unrealized appreciation/depreciation
    of investments and translation of assets
    and liabilities in foreign currencies......      (25,873)      218,620        --            --          3,039,056     9,715,294

                     Net Increase in Net Assets
                      Resulting from Operations    1,484,336     1,582,493     2,299,105      2,089,089     8,777,687    11,727,133

Dividends and Distributions to
Shareholders
From net investment income.....................   (1,242,776)   (1,116,648)   (2,299,105)    (2,089,089)   (1,943,735)   (1,149,902)
Tax return of capital distribution.............       --            --            --            --           (146,989)       --
From net realized gain on investments
    and foreign currency transactions..........       --            --            --            --         (3,741,391)     (750,235)
Excess distribution of net realized gain
    on investments.............................       --            --            --            --             --            --


                                                  (1,242,776)   (1,116,648)   (2,299,105)    (2,089,089)   (5,832,115)   (1,900,137)

Capital Share Transactions (Note 6)
Shares sold....................................      986,023       437,560    70,744,074    119,544,896    47,871,924    38,889,383
Shares issued in reinvestment of dividends
    and distributions..........................    1,242,776     1,116,648     2,250,232      1,914,643     5,772,912     1,849,921
Shares redeemed................................     (373,919)     (109,643)  (71,923,637)  (107,885,209)   (2,983,649)   (9,449,905)

                Net Increase in Net Assets from
                    Capital Shares Transactions    1,854,880     1,444,565     1,070,669     13,574,330    50,661,187    31,289,399

                                 Total Increase    2,096,440     1,910,410     1,070,669     13,574,330    53,606,759    41,116,395

Net Assets
Beginning of year..............................   13,740,343    11,829,933    46,244,249     32,669,919     71,682,015   30,565,620

End of year (including undistributed
    net investment income as set forth below)    $15,836,783   $13,740,343   $47,314,918   $ 46,244,249  $125,288,774   $71,682,015

Undistributed Net  Investment Income...........  $    13,326   $    11,449   $    --       $    --       $     61,967   $    24,004


See accompanying notes.

December 31, 1997

NOTES TO FINANCIAL STATEMENTS

Principal Aggressive Growth Fund, Inc.
Principal Asset Allocation Fund, Inc.
Principal Balanced Fund, Inc.
Principal Bond Fund, Inc.
Principal Capital Accumulation Fund, Inc.
Principal Emerging Growth Fund, Inc.
Principal Government Securities Fund, Inc.
Principal Growth Fund, Inc.
Principal High Yield Fund, Inc.
Principal Money Market Fund, Inc.
Principal World Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal Money Market Fund, Inc. and Principal World Fund, Inc. (the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

The Funds (with the exception of Principal Money Market Fund, Inc.) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent the Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Principal World Fund to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-adviser is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may from time to time be necessary.

Principal Money Market Fund, Inc. values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

With respect to Principal World Fund, Inc., the value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are generally recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis.

With respect to Principal World Fund, Inc., reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The Funds (with the exception of Principal Capital Accumulation Fund, Inc., Principal Government Securities Fund, Inc. and Principal Money Market Fund, Inc.) may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Princor Management Corporation. These balances may be invested in one or more short-term instruments.

With respect to Principal Money Market Fund, Inc., all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other funds are recorded on the ex-dividend date.

Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for Principal World Fund, Inc. for the year ended December 31, 1997 aggregated $137,926. Other reclassifications made for the years ended December 31, 1997 and 1996 were not material. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year, substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is approximately the same for both federal income tax and financial reporting purposes.

At December 31, 1997, the following funds had approximate net capital loss carryforwards which expire as follows:

                             Principal Bond      Principal Government      Principal High Yield
Year Ending December 31         Fund, Inc.       Securities Fund, Inc.          Fund, Inc.
-----------------------      --------------      ---------------------     --------------------

         1998                   $   --                $  --                      $184,000
         1999                       --                   --                       123,000
         2000                       --                   --                        14,000
         2001                       --                   --                       246,000
         2002                       --                 331,000                    114,000
         2003                       --                  41,000                     49,000
         2004                    128,000                 --                         --

                                $128,000              $372,000                   $730,000

Note 3 -- Management Agreement and Transactions With Affiliates

The Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager"), computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Funds is as follows:

                                                                             Net Assets Value of Funds
                                                                                   (in millions)
                                                   --------------------------------------------------------------------------

                                                   First            Next              Next              Next             Over
                                                   $100             $100              $100              $100             $400
                                                   -----            ----              ----              ----             ----

     Principal Aggressive Growth Fund, Inc.        .80%             .75%              .70%              .65%              .60%
     Principal Asset Allocation Fund, Inc.         .80              .75               .70               .65               .60
     Principal Balanced Fund, Inc.                 .60              .55               .50               .45               .40
     Principal Bond Fund, Inc.                     .50              .45               .40               .35               .30
     Principal Capital Accumulation Fund, Inc.     .50              .45               .40               .35               .30
     Principal Emerging Growth Fund, Inc.          .65              .60               .55               .50               .45
     Principal Government Securities Fund, Inc.    .50              .45               .40               .35               .30
     Principal Growth Fund, Inc.                   .50              .45               .40               .35               .30
     Principal High Yield Fund, Inc.               .60              .55               .50               .45               .40
     Principal Money Market Fund, Inc.             .50              .45               .40               .35               .30
     Principal World Fund, Inc.                    .75              .70               .65               .60               .55

No brokerage commissions were paid by the Funds to Princor Financial Services Corporation during the years ended December 31, 1997 and 1996. Brokerage commissions were paid to other affiliates by the following funds:

                                                   Year Ended        Year Ended
                                                  December 31,      December 31,
                                                      1997              1996
                                                  ------------      ------------


     Principal Asset Allocation Fund, Inc.         $ 2,974            $  --
     Principal Balanced Fund, Inc.                  18,197              1,300
     Principal Capital Accumulation Fund, Inc.       9,465             10,262
     Principal Emerging Growth Fund, Inc.            2,250               --
     Principal Growth Fund, Inc.                     5,997                438
     Principal World Fund, Inc.                     10,411              3,176

All of the shares of the Funds are owned by Principal Mutual Life Insurance Company and/or one or more Separate Accounts sponsored by Principal Mutual Life Insurance Company.

Note 4 -- Investment Transactions

For the year ended December 31, 1997, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows:

                                                     Purchases          Sales
                                                   -------------    ------------


     Principal Aggressive Growth Fund, Inc.        $216,787,226     $189,993,786
     Principal Asset Allocation Fund, Inc.           73,407,871       77,857,783
     Principal Balanced Fund, Inc.                   85,446,683       28,414,679
     Principal Bond Fund, Inc.                       20,577,780        4,238,825
     Principal Capital Accumulation Fund, Inc.       75,212,875       55,085,306
     Principal Emerging Growth Fund, Inc.            59,970,761       12,273,018
     Principal Government Securities Fund, Inc.       9,303,782        3,934,759
     Principal Growth Fund, Inc.                     39,063,715       17,612,561
     Principal High Yield Fund, Inc.                  6,592,468        4,402,637
     Principal World Fund, Inc.                      59,718,924       21,472,974

At December 31, 1997, net unrealized appreciation of investments by the Funds was composed of the following:


                                                            Gross Unrealized           Net Unrealized
                                                    ------------------------------       Appreciation
                                                    Appreciation    (Depreciation)     of Investments
                                                    ------------    --------------     --------------

     Principal Aggressive Growth Fund, Inc.         $ 20,949,322    $ (1,817,313)       $19,132,009
     Principal Asset Allocation Fund, Inc.             9,018,224      (2,965,803)         6,052,421
     Principal Balanced Fund, Inc.                    16,337,268      (2,712,547)        13,624,721
     Principal Bond Fund, Inc.                         4,207,940        (529,561)         3,678,379
     Principal Capital Accumulation Fund, Inc.        78,521,075      (3,588,489)        74,932,586
     Principal Emerging Growth Fund, Inc.             71,697,059     (13,838,920)        57,858,139
     Principal Government Securities Fund, Inc.        3,782,378         (64,100)         3,718,278
     Principal Growth Fund, Inc.                      43,292,099      (2,456,397)        40,835,702
     Principal High Yield Fund, Inc.                     641,825        (207,411)           434,414
     Principal World Fund, Inc.                       23,453,502      (8,650,926)        14,802,576

Principal Government Securities Fund, Inc. may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of December 31, 1997, TBA purchase commitments involved securities with a face amount of $3,000,000, cost of $2,945,000 and market value of $2,963,730. Principal Government Securities Fund, Inc. has set aside investment securities and other assets in excess of the commitments to serve as collateral.

At December 31, 1997, the Funds held the following securities which were purchased in a private placement transaction and may require registration in order to effect a sale in the ordinary course of business.

                                                                                                    Value at      Value as a
                                                                           Date of                  Dec. 31,     Percentage of
                                        Security Description             Acquisition       Cost       1997         Net Assets
                           ---------------------------------------       -----------     --------  ---------     -------------


   Principal Asset         BankAmerica Institute Series B Notes           8/27/97        $242,318  $  257,982        .34%
   Allocation Fund, Inc.
                           Fomento Economico Mexicano                     5/31/96          12,620      33,271        .04
                                                                          2/19/97          29,700      63,266        .08
                                                                          2/21/97          24,025      49,527        .06
                                                                          3/13/97          24,766      46,332        .06

                           Grupo Financiero Bancomer SA ADR               4/25/97           3,482       6,694        .01
                                                                          4/29/97          16,576      30,783        .04

                           Israel Electric Corp. Senior Notes             12/11/96        249,525     258,783        .34

                           Lojas Arapua SA GDR                            2/7/97           11,125       1,792        .00
                                                                          2/14/97          16,087       2,365        .00
                                                                          2/26/97          73,954      10,896        .02

                           Rossi Residencial SA GDR                       7/16/97          47,110      18,091        .02
                                                                          9/15/97           9,600       5,161        .01

                           Wellsford Real Properties, Inc.                6/2/97          161,471     244,953        .32
                                                                          6/18/97           1,115       1,563        .00

                                                                                                    1,031,459       1.34

   Principal Bond          John Hancock Mutual Life Insurance Co.
   Fund, Inc.              Surplus Notes                                  1/8/97          958,440   1,034,783       1.26

   Principal Emerging      Ciba-Geigy Corp. Exchangeable Subordinated
   Growth Fund, Inc.       Debentures                                     3/20/91         150,000     164,250        .07

                           Sierra On Line Convertible Subordinated
                           Debentures                                     8/17/94         100,375     489,913        .22

                                                                                                      654,163        .29



                                                                                                   Value at       Value as a
                                                                           Date of                  Dec. 31,     Percentage of
                                        Security Description             Acquisition       Cost      1997          Net Assets
                           ---------------------------------------       -----------     --------  ---------     -------------


   Principal High Yield    Calpine Corp. Senior Notes                     7/2/97         $199,271   $ 204,000       1.29%
   Fund, Inc.
                           Flextronics International Ltd.                 10/9/97         100,000      99,250        .63
                           Senior Subordinated Notes                      10/14/97        100,625      99,250        .63

                           FWT, Inc. Senior Subordinated Notes            11/12/97        200,000     205,000       1.29

                           Indah Kiat Finance Mauritius Ltd.
                           Guaranteed Senior Notes                        6/26/97         198,694     168,000       1.06

                           Integrated Health Services, Inc.
                           Senior Subordinated Notes                      9/8/97          200,000     203,500       1.28

                           Paperboard Industries International, Inc.
                           Senior Notes                                   9/18/97          25,000      24,750        .16

                           Riviera Holdings Corp. First Mortgage Notes    8/8/97           98,770      99,250        .63

                           The DII Group Senior Subordinated Notes        9/16/97          50,250      49,000        .31
                                                                          9/16/97          50,000      49,000        .31

                           Trico Marine Services Senior Notes, Series E   12/18/97        200,500     202,750       1.28

                           Zale Corp. Senior Notes                        9/23/97          99,530     100,000        .63

                                                                                                    1,503,750       9.50

   Principal World         Alfa SA Convertible Subordinated               9/25/95         398,000     572,000        .46
   Fund, Inc.              Debentures                                     11/20/96        329,254     429,000        .34

                           Fokus Bank                                     6/25/96         347,410     594,667        .47

                           Hyundai Motor Co. Ltd. GDR                     9/3/96          307,688      41,875        .03

                           Kemira OY                                      12/9/96         314,077     245,892        .20
                                                                          12/10/96        131,955     100,247        .08
                                                                          12/11/96        241,385     183,473        .15
                                                                          2/26/97         322,301     264,807        .21
                                                                          4/10/97         294,742     264,807        .21

                           Voest-Alpine Stahl                             10/30/95        280,007     354,158        .28
                                                                          3/27/96         146,558     173,230        .14
                                                                          6/25/96         256,094     296,415        .24
                                                                          6/26/96         145,930     165,530        .13

                                                                                                    3,686,102       2.94

The Fund's investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentrations of credit risk by issuer and industry.

Note 5 -- Foreign Currency Contracts

At December 31, 1997, Principal World Fund, Inc. owned a forward contract to sell Hong Kong Dollars ("HKD") at a specified future date at a fixed exchange rate. The forward foreign currency contract is valued at the forward rate, and is marked-to-market daily. The change in market value is recorded by the fund as an unrealized gain or loss. When the contract is closed, the fund will record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                                                       Value at
                               Contracts     In Exchange  Settlement  December 31,   Net Unrealized
                              to Deliver        For         Date         1997        Appreciation
                              ----------     -----------  ----------  ------------    --------------

Principal World Fund, Inc.  7,950,000 HKD    $1,000,000    4/30/98      $968,344         $31,656

The use of forward foreign currency contracts does not eliminate fluctuations in underlying prices of the fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although a forward foreign currency contract limits the risk of loss due to a decline in the value of the hedged currency, it also limits any potential gain that might result should the value of the currency increase. In addition, the fund could be exposed to risks if the counterparties to the contract are unable to meet the terms of their contract.

Note 6 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                   Principal Aggressive         Principal Asset      Principal Balanced
                                                     Growth Fund, Inc.       Allocation Fund, Inc.       Fund, Inc.
                                                   --------------------      ---------------------   ------------------

  Year Ended December 31, 1997:
  Shares sold...................................        3,229,319                1,086,950                2,742,809
  Shares issued in reinvestment of
   dividends and distributions..................        1,197,848                  473,612                  758,805

  Shares redeemed...............................       (1,478,619)                (495,530)              (1,325,111)

                                   Net Increase         2,948,548                1,065,032                2,176,503



  Year Ended December 31, 1996:
  Shares sold...................................        3,918,263                1,770,239                3,602,550
  Shares issued in reinvestment of
   dividends and distributions..................          547,658                  239,060                  424,022

  Shares redeemed...............................         (860,656)                (337,801)                (825,489)

                                   Net Increase         3,605,265                1,671,498                3,201,083


                                                      Principal             Principal Capital        Principal Emerging
                                                    Bond Fund, Inc.      Accumulation Fund, Inc.      Growth Fund, Inc.
                                                    ---------------      -----------------------     -------------------

  Year Ended December 31, 1997:
  Shares sold...................................      1,818,413                 2,210,809                 1,770,659
  Shares issued in reinvestment of
   dividends and distributions..................        380,615                   777,056                   172,918

  Shares redeemed...............................       (839,651)               (1,615,306)                 (222,142)

                                   Net Increase       1,359,377                 1,372,559                 1,721,435



  Year Ended December 31, 1996:
  Shares sold...................................      3,340,011                 2,763,121                 2,884,710
  Shares issued in reinvestment of
   dividends and distributions..................        262,934                   868,606                   110,728

  Shares redeemed...............................     (1,065,373)               (1,641,040)                 (693,851)

                                   Net Increase       2,537,572                 1,990,687                 2,301,587


                                                      Principal Government       Principal Growth       Principal High
                                                      Securities Fund, Inc.          Fund, Inc.        Yield Fund, Inc.
                                                      ---------------------      ----------------      ----------------

  Year Ended December 31, 1997:
  Shares sold...................................            1,306,805                2,535,060              105,429
  Shares issued in reinvestment of
   dividends and distributions..................              501,475                  163,713              139,336
  Shares redeemed...............................           (1,263,266)                (151,784)             (40,585)

                                   Net Increase               545,014                2,546,989              204,180



  Year Ended December 31, 1996:
  Shares sold...................................            4,520,032                4,289,963               50,390
  Shares issued in reinvestment of
   dividends and distributions..................              445,172                   99,697              128,056
  Shares redeemed...............................           (1,457,956)                (604,413)             (12,523)

                                   Net Increase             3,507,248                3,785,247              165,923

                                                         Principal Money          Principal World
                                                         Market Fund, Inc.           Fund, Inc.
                                                         -----------------        ---------------

  Year Ended December 31, 1997:
  Shares sold...................................           70,744,074                3,295,232
  Shares issued in reinvestment of
   dividends and distributions..................            2,250,232                  422,856
  Shares redeemed...............................          (71,923,637)                (205,446)

                                   Net Increase             1,070,669                3,512,642



  Year Ended December 31, 1996:
  Shares sold...................................          119,544,896                3,308,501
  Shares issued in reinvestment of
   dividends and distributions..................            1,914,643                  144,196
  Shares redeemed...............................         (107,885,209)                (800,955)

                                   Net Increase            13,574,330                2,651,742


Note 7 -- Line of Credit

The Funds participate with other funds and portfolios managed by Princor Management Corporation in an unsecured joint line of credit with a bank, which allows them to borrow up to $40,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .08% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At December 31, 1997, the Funds had no outstanding borrowings under the line of credit.


Note 8 -- Year 2000 Problem (unaudited)

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer system used by the Manager and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Manager is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by each Fund's other major service providers. At this time, however there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds.

December 31, 1997

SCHEDULES OF INVESTMENTS

PRINCIPAL AGGRESSIVE GROWTH FUND, INC.


                                        Shares
                                         Held           Value


Common Stocks (96.06%)

Aerospace Industries (0.72%)
   Thiokol Corp.                         13,200     $  1,072,500

Air Transportation, Scheduled (2.07%)
   AMR Corp.                             10,500(a)     1,349,250
   US Air Group, Inc.                    27,900(a)     1,743,750

                                                       3,093,000
Aircraft & Parts (19.83%)
   Avteam, Inc.                          24,700(a)       219,212
   Gulfstream Aerospace Corp.            91,300(a)     2,670,525
   Lockheed Martin Corp.                108,500       10,687,250
   Northrop Gruman Corp.                  1,500          172,500
   Textron, Inc.                         26,900        1,681,250
   United Technologies Corp.            194,300       14,147,469

                                                      29,578,206
Auto & Home Supply Stores (0.25%)
   O'Reilly Automotive, Inc.             14,300(a)       375,375

Beverages (1.14%)
   Coca-Cola Enterprises                 47,700        1,696,331

Cigars (0.51%)
   Consolidated Cigar Holdings, Inc.     27,500(a)       757,969

Cogeneration - Small Power
Producer (0.53%)
   AES Corp.                             16,900(a)       787,963

Commercial Banks (3.40%)
   Bankamerica Corp.                      9,800          715,400
   Chase Manhattan Corp.                 11,512        1,260,564
   Citicorp                              10,700        1,352,881
   MBNA Corp.                            16,400          447,925
   Wells Fargo & Co.                      3,833        1,301,064

                                                       5,077,834
Communications Equipment (1.14%)
   ADC Telecommunications, Inc.           9,700(a)       404,975
   Associated Group, Inc., Class B       11,400(a)       332,025
   Lucent Technologies                    4,600          367,425
   Tellabs, Inc.                         11,400(a)       602,775

                                                       1,707,200
Computer & Data Processing
Services (3.16%)
   America Online, Inc.                   8,300(a)       740,256
   Compuware Corp.                        6,800(a)       217,600
   GTECH Holdings Corp.                  37,900(a)     1,210,431
   Microsoft Corp.                       17,500(a)     2,261,875
   Oracle Systems Corp.                  12,700(a)       283,369

                                                       4,713,531
Computer & Office Equipment (3.97%)
   Cisco Systems                         32,250(a)     1,797,938
   Compaq Computer Corp.                  7,500          423,281
   Dell Computer Corp.                    8,200(a)       688,800
   Hewlett-Packard Co.                    2,600          162,500
   International Business
     Machines Corp.                      14,700        1,537,069
   International Game Technology         52,200        1,318,050

                                                       5,927,638
Consumer Products (3.70%)
   Philip Morris Cos., Inc.             101,700     $  4,608,281
   RJR Nabisco Holdings Corp.            24,300          911,250

                                                       5,519,531
Drugs (2.10%)
   American Home Products Corp.           5,700          436,050
   Lilly (Eli) & Co.                     11,700          814,612
   Merck & Co., Inc.                     12,600        1,338,750
   Pfizer, Inc.                           7,200          536,850

                                                       3,126,262
Eating & Drinking Places (2.34%)
   Brinker International, Inc.           60,400          966,400
   Cracker Barrel Old Country Store, Inc.75,700        2,526,488

                                                       3,492,888
Electronic Components &
Accessories (1.95%)
   Intel Corp.                           12,000          843,000
   Linear Technology Corp.               18,600        1,071,825
   Maxim Integrated Products, Inc.       28,600(a)       986,700

                                                       2,901,525
Engines & Turbines (1.41%)
   CBS Corp.                             71,600        2,107,725

Federal & Federally Sponsored
Credit (2.57%)
   Federal Home Loan Mortgage             7,300          306,144
   SLM Holding Corp.                     25,400        3,533,775

                                                       3,839,919
Finance Services (0.23%)
   Cincinnati Financial Corp.             2,400          337,800

Fire, Marine, & Casualty
Insurance (9.61%)
   American Bankers Insurance Group      47,500        2,182,031
   Berkshire Hathaway, Inc.                  77(a)     3,542,000
   CNA Financial Corp.                    9,400(a)     1,200,850
   Loews Corp.                           44,300        4,701,338
   NAC RE Corp.                           9,000          439,313
   Progressive Corp.                      6,100          731,237
   Travelers, Inc.                       28,500        1,535,437

                                                      14,332,206
Grain Mill Products (1.45%)
   Kellogg Co.                           16,000          794,000
   Ralston-Ralston Purina Group          14,800        1,375,475

                                                       2,169,475
Household Audio & Video
Equipment (0.53%)
   Time Warner, Inc.                     12,700          787,400

Iron & Steel Foundries (0.42%)
   Howmet International, Inc.            41,800(a)       624,388

Life Insurance (0.87%)
   Hartford Life, Inc.                   12,300          557,344
   Nationwide Financial Services         20,400          736,950

                                                       1,294,294
Lumber & Other Building
Materials (1.21%)
   Home Depot, Inc.                      30,650        1,804,519

Miscellaneous Equipment Rental &
Leasing (0.87%)
   Avis Rent A Car, Inc.                 40,700(a)     1,299,856

Miscellaneous Investing (7.70%)
   Cendant Corp.                        334,205(a)  $ 11,488,281

Motion Picture Production &
Services (0.63%)
   Viacom, Inc.                          22,800(a)       944,775

Motor Vehicles & Equipment (3.64%)
   Borg Warner Automotive, Inc.          28,000        1,456,000
   General Motors Corp.                  24,200        1,467,125
   ITT Industries, Inc.                  79,800        2,503,725

                                                       5,426,850
Newspapers (0.52%)
   Gannett Co.                           12,500          772,656

Oil & Gas Field Services (1.36%)
   Diamond Offshore Drilling             26,600        1,280,125
   Schlumberger Ltd.                      9,300          748,650

                                                       2,028,775
Periodicals (1.67%)
   Primedia, Inc.                       197,300(a)     2,490,912

Personal Credit Institutions (1.45%)
   American Express Co.                  24,300        2,168,775

Photographic Equipment &
Supplies (1.07%)
   Xerox Corp.                           21,700        1,601,731

Plastic Materials & Synthetics (0.43%)
   DuPont (E.I.) De Nemour               10,700          642,669

Professional & Commercial
Equipment (0.58%)
   Ingram Micro, Inc.                    29,800(a)       867,925

Radio & Television Broadcasting (3.62%)
   Clear Channel Communications          68,000(a)     5,401,750

Search & Navigation Equipment (1.65%)
   Litton Industries, Inc.               42,700(a)     2,455,250
   Raytheon Co.                               1               15

                                                       2,455,265
Security Brokers & Dealers (1.26%)
   Freidman Billings Ramsey Group, Inc.  32,700(a)       586,556
   Merrill Lynch & Co., Inc.             17,700        1,290,994

                                                       1,877,550
Surety Insurance (3.21%)
   Ace Ltd.                              22,600        2,180,900
   CMAC Investment Corp.                 17,700        1,068,637
   ESG RE Ltd.                            3,600(a)        84,600
   MGIC Investment Corp.                 21,800        1,449,700

                                                       4,783,837
Telephone Communications (1.29%)
   Associated Group, Inc., Class A       13,400(a)       396,975
   AT&T Corp.                            11,900          728,875
   Worldcom, Inc.                        26,500(a)       801,625

                                                       1,927,475


           Total Portfolio Investments (96.06%)      143,304,561

Cash and receivables, net of liabilities (3.94%)    $  5,877,442


                     Total Net Assets (100.00%)     $149,182,003



(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL ASSET ALLOCATION FUND, INC.

                                        Shares
                                         Held           Value
Common Stocks (66.39%)

Adverstising (0.03%)
   Lamar Advertising Co.                    600(a)   $    23,850

Aerospace Industries (0.19%)
   Thiokol Corp.                          1,800          146,250

Air Transportation, Scheduled (1.01%)
   AMR Corp.                                700(a)        89,950
   British Airways PLC ADR                1,400          131,163
   Cathay Pacific Airways ADR             8,500           34,556
   Continental Airlines, Inc.             1,900(a)        91,437
   KLM Royal Dutch Airlines               7,471          282,030
   US Air Group, Inc.                     2,400(a)       150,000

                                                         779,136
Aircraft & Parts (7.47%)
   Avteam, Inc.                           4,000(a)        35,500
   Gulfstream Aerospace Corp.            15,600(a)       456,300
   Lockheed Martin Corp.                 20,700        2,038,950
   United Technologies Corp.             44,200        3,218,312

                                                       5,749,062
Auto & Home Supply Stores (0.01%)
   O'Reilly Automotive, Inc.                300(a)         7,875

Automotive Rentals, No Drivers (0.12%)
   Ryder Systems, Inc.                    2,900           94,975

Beverages (1.02%)
   Bass PLC ADR                           5,000          155,000
   CIA Cervecerias Unidas ADR             3,010           88,419
   Coca-Cola Enterprises                  4,700          167,144
   Fomento Economico Mexicano            24,085(b)       192,396
   Kirin Brewery                          2,300          168,762
   Panamerican Beverages ADR                416           13,572

                                                         785,293
Blast Furnace & Basic Steel
Products (0.14%)
   Australian National Industries         8,960           32,926
   British Steel PLC ADR                  3,500           75,031

                                                         107,957
Business Credit Institutions (0.01%)
   Finova Group, Inc.                       200            9,938

Cement, Hydraulic (0.26%)
   Brasileiros SA GDR                     6,175(a)       198,758

Chemicals & Allied Products (0.82%)
   Asahi Chemical Industry Co. ADR        4,100      $   139,377
   Bayer AG Sponsored ADR                10,735          401,209
   Mitsubishi Chemical Corp. ADR          6,100           87,731

                                                         628,317
Combination Utility Services (0.34%)
   CIA Energetica de Minas Cemig ADR      2,615          113,619
   NIPSCO Industries, Inc.                3,050          150,784

                                                         264,403
Commercial Banks (4.77%)
   ABN-AMRO Holdings NV ADR              30,429          593,365
   Allied Irish Banks ADR                 2,900          168,200
   Banc One Corp.                         1,600           86,900
   Banco Central ADR                      6,500          156,000
   Banco Galicia Y Buenos ADR             1,250           32,186
   Banco Rio de la Plata ADR              3,140(a)        43,960
   Banco Wiese Ltd. ADR                   3,545           17,725
   BankAmerica Corp.                      1,800          131,400
   BankBoston Corp.                       1,300          122,119
   Banker's Trust                         1,450          163,034
   Barclays PLC ADR                       5,571          608,284
   Brierly Investments Ltd. ADR           5,550           79,276
   Chase Manhattan                        1,240          135,780
   Commerzbank AG ADR                     3,600          141,754
   Compass Bancshares, Inc.                 100            4,375
   First of America Bank Corp.            2,500          192,813
   Fleet Financial Group, Inc.              900           67,444
   HSBC Holdings ADR                        600          147,904
   Mellon Bank Corp.                      2,400          145,500
   Mercantile Bancorp, Inc.                 200           12,300
   National Westminster ADR               1,900          190,000
   PNC Financial Corp.                    2,400          136,950
   Wells Fargo & Co.                        400          135,775
   Westpac Banking ADR                    4,900          155,575

                                                       3,668,619
Commercial Printing (0.27%)
   DAI Nippon Printing Co.                1,100          207,274

Communications Equipment (0.83%)
   ADC Telecommunications, Inc.           1,200(a)        50,100
   Advanced Fibre Communication             800(a)        23,300
   Alcatel Alsthom ADR                    4,700          118,969
   Associated Group, Inc., Class B        1,300(a)        37,862
   Ciena Corp.                              600(a)        36,675
   Excel Switching Corp.                    200(a)         3,575
   Harris Corp.                           3,100          142,212
   Inter-Tel, Inc.                          200            3,875
   Matsushita Electrical ADR                800          121,600
   Premisys Communication, Inc.             400(a)        10,450
   Tekelec, Inc.                            200(a)         6,100
   Tellabs, Inc.                          1,500(a)        79,313

                                                         634,031
Communications Services (0.05%)
   China Telecommunications ADR             200(a)         6,713
   Globalstar Telecommunication Ltd.        600(a)        29,475

                                                          36,188

Computer & Data Processing
Services (1.06%)
   America Online, Inc.                     400(a)   $    35,675
   Autodesk, Inc.                           200            7,400
   Bisys Group, Inc.                        400(a)        13,300
   Broderbund software, Inc.                400(a)        10,250
   Cadence Design Systems, Inc.             400(a)         9,800
   Citrix Systems, Inc.                     300(a)        22,800
   Compuware Corp.                        1,000(a)        32,000
   Ecsoft Group PLC ADR                     300(a)         5,400
   Electronic Arts                          400(a)        15,125
   FlexiInternational Software              900(a)        13,950
   GTECH Holdings Corp.                     700           22,356
   ICG Communications, Inc.                 200(a)         5,450
   International Network Services           400(a)         9,250
   Intersolv, Inc.                          100(a)         2,025
   Learnings Co., Inc.                      200(a)         3,212
   Medquist, Inc.                           400(a)        13,900
   Metacreations Corp.                      300(a)         3,338
   Microsoft Corp.                        3,100(a)       400,675
   Peoplesoft, Inc.                       1,700(a)        66,300
   Progress Software Corp.                  500(a)        10,813
   PSW Technologies, Inc.                   200(a)         2,900
   Quadramed Corp.                          500(a)        13,750
   Sungard Data Systems, Inc.             1,400(a)        43,400
   Sybase, Inc.                             700(a)         9,319
   Symantec Corp.                           300(a)         6,581
   USCS International, Inc.               1,500(a)        25,500
   Yahoo, Inc.                              100(a)         6,925

                                                         811,394
Computer & Office Equipment (1.00%)
   Ascend Communications                  1,200(a)        29,400
   Fore Systems, Inc.                     1,600(a)        24,400
   Hitachi Ltd. ADR                       2,900          200,644
   International Business Machines Corp.  3,200          334,600
   International Game Technology          6,100          154,025
   Proxim, Inc.                             800(a)         9,050
   Syquest Technology, Inc.               1,300(a)         4,347
   Videoserver, Inc.                        500(a)         7,937


                                                         764,403
Concrete, Gypsum & Plaster
Products (0.24%)
   Cementos de Mexico ADR                 6,800(a)        61,658
   Cemex SA ADR B                         2,711(a)        28,635
   Italcementi Fabriche SPA ADR          13,000           90,661

                                                         180,954
Concrete Work (0.09%)
   Pioneer International Ltd. ADR        25,000           68,250

Construction & Related
Machinery (0.30%)
   Camco International                      250           15,922
   Cooper Cameron Corp.                     150(a)         9,150
   EVI, Inc.                                400(a)        20,700
   Kajima Corp. ADR                       2,900           73,380
   Komatsu Ltd. ADR                       5,500          110,828

                                                         229,980
Consumer Products (1.43%)
   Consolidated Cigar Holdings, Inc.      3,500(a)        96,469
   General Cigar Holdings, Inc.             200(a)         4,263
   Philip Morris Cos., Inc.              13,550          613,984
   RJR Nabisco Holdings Corp.            10,200          382,500

                                                       1,097,216
Crude Petroleum & Natural Gas (0.55%)
   Barrett Resources Corp.                  200(a)   $     6,050
   Broken Hill Proprietary Ltd. ADR       2,200           40,700
   Chesapeake Energy Corp.                1,500           11,344
   Dril-Quip, Inc.                          200(a)         7,025
   Forcenergy Inc.                          200(a)         5,238
   Newfield Exploration Co.                 500(a)        11,656
   Ocean Energy, Inc.                       100(a)         4,931
   Petrofina SA ADR                       2,900          108,025
   Societe Generale ADR                   3,600           98,140
   Unit Corp.                             1,400(a)        13,475
   USX-Marathon Group, Inc.               3,200          108,000
   Vintage Petroleum, Inc.                  400            7,600

                                                         422,184
Department Stores (0.34%)
   Marui Corp. ADR                        2,800           87,432
   Penney (J.C.) Co.                      2,900          174,906

                                                         262,338
Drugs (1.36%)
   Dura Pharmaceuticals, Inc.               300(a)        13,763
   Elan Corp. PLC ADR                       400(a)        20,475
   Genzyme Corp. - General Division         200(a)         5,550
   Human Genome Sciences, Inc.              200(a)         7,950
   Inhale Therapeutic Systems               500(a)        13,000
   Jones Medical Industries, Inc.           400           15,300
   Medicis Pharmaceutical Corp.             400(a)        20,450
   Medimmune, Inc.                          200(a)         8,575
   Mirvant Medical Technology               200(a)         8,000
   Novartis AG Sponsored ADR              2,879          233,904
   Novo Nordisk ADR                       3,200          231,600
   Nycomed Amersham PLC ADR               8,569          313,839
   Ortec International, Inc.                300(a)         3,919
   Sangstat Medical Corp.                   700(a)        28,350
   Smithkline Beecham PLC ADR             2,200          113,162
   Transkaryotic Therapies, Inc.            100(a)         3,513

                                                       1,041,350
Drugs, Proprietaries & Sundries (0.08%)
   Amway Japan Ltd. ADR                   6,833           63,205

Eating & Drinking Places (0.97%)
   Brinker International, Inc.            6,700(a)       107,200
   Cracker Barrel Old Country Store, Inc. 8,200          273,675
   Host Marriott Corp.                   18,200(a)       357,175
   Papa John's International, Inc.          300(a)        10,463

                                                         748,513
Electric Services (1.12%)
   Chilectra SA                           2,857           72,975
   Companhia Paranaense de Enersis ADR    1,615           22,105
   Enersis SA ADR                         5,600          101,850
   EVN Energie-Vansorgung Nied ADR        3,600           94,476
   GPU, Inc.                              2,100           88,463
   National Power ADR                     3,300          130,763
   Pinnacle West Capital Corp.            4,100          173,737
   Shandong Huaneng Power
     Development Ltd. ADR                 8,000           55,000
   Texas Utilities Holdings               2,900          120,531

                                                         859,900
Electrical Goods (0.35%)
   CBS Corp.                              9,100          267,881

Electronic Components &
Accessories (0.89%)
   Altera Corp.                             800(a)        26,500
   Flextronics International                200(a)         6,900
   Kyocera Corp. ADR                      1,500      $   135,750
   Lattice Semiconductor Corp.              400(a)        18,950
   Level One Communications                 450(a)        12,713
   Linear Technology Corp.                3,400          195,925
   Maxim Integrated Products, Inc.        2,400(a)        82,800
   Molex, Inc.                              750           21,562
   PMC Sierra, Inc.                         600(a)        18,600
   Rambus, Inc.                             100(a)         4,575
   Semtech Corp.                            100(a)         3,913
   Texas Instruments                      2,248          101,160
   Transwitch Corp.                         700(a)         5,250
   Triumph Group, Inc.                      200(a)         6,650
   Vitesse Semiconductor Corp.              300(a)        11,325
   Xilinx, Inc.                             900(a)        31,556

                                                         684,129
Electronic Distribution
Equipment (0.65%)
   Phillips NV ADR                        8,269          500,275

Elementary & Secondary
Schools (0.04%)
   Computer Learning Centers, Inc.          200(a)        12,250
   Devry, Inc.                              500(a)        15,938

                                                          28,188
Engineering & Architectural
Services (0.07%)
   Paychex, Inc.                          1,000           50,625

Fabricated Structural Metal
Products (0.01%)
   Aavid Thermal Technologies               300(a)         7,200

Farm & Garden Machinery (0.23%)
   Case Corp.                             1,100           66,481
   Deere & Co.                            1,900          110,794

                                                         177,275
Federal & Federally Sponsored
Credit (0.95%)
   Federal Agricultural Mortgage Corp.      100(a)         6,100
   SLM Holding Corp.                      5,200          723,450

                                                         729,550
Finance Services (0.45%)
   Cincinnati Financial Corp.               300           42,225
   Grupo Financiero Bancomer SA ADR       2,883(a)(b)     37,477
   Nomura Securities Co. Ltd. ADR         2,000          267,649

                                                         347,351
Fire Marine & Casualty
Insurance (2.81%)
   American Bankers Insurance Group       5,200          238,875
   Berkshire Hathaway, Inc.                  13(a)       598,000
   Loews Corp.                            6,700          711,037
   St. Paul Cos., Inc.                    1,700          139,506
   Tokio Marine & Fire Insurance ADR      4,600          265,650
   Travelers, Inc.                        3,750          202,031

                                                       2,155,099
Footwear, Except Rubber (0.20%)
   Olivetti Ing. Co. & Cos.             253,968          153,549

Furniture & Home Furnishings (0.03%)
   Bed Bath & Beyond, Inc.                  600(a)        23,100

General Industrial Machinery (0.49%)
   AmerGroup Ltd. ADR                     5,500      $    52,773
   SKF AB ADR                            15,370          322,770

                                                         375,543
Grain Mill Products (0.18%)
   Ralston-Ralston Purina Group           1,500          139,406

Groceries & Related Products (0.04%)
   Fleming Cos., Inc.                     2,550           34,266

Grocery Stores (0.44%)
   Cifra Unsponsored ADR                 65,240          160,231
   Koninklijke Bijenkorf
     Beheer NV ADR                        2,400           75,176
   Santa Isabella SA ADR                  4,777           83,598
   Whole Foods Market, Inc.                 300(a)        15,337

                                                         334,342
Health & Allied Services, NEC (0.03%)
   Healthsouth Corp.                        300(a)         8,325
   Total Renal Care Holdings, Inc.          566(a)        15,565

                                                          23,890
Heavy Construction, Except
Highway (0.02%)
   J Ray McDermott                          300(a)        12,900

Holding Offices (0.22%)
   Jardine Strategic Holdings Ltd. ADR   10,000           52,800
   Trizec Hahn Corp.                      4,934          114,407

                                                         167,207
Hospitals (0.02%)
   American Healthcorp, Inc.                400(a)         2,800
   Health Management Association, Inc.      500(a)        12,625

                                                          15,425
Hotels & Motels (0.52%)
   Extended Stay of America               8,900(a)       110,694
   John Q. Hammons Hotels, Inc.           9,300(a)        83,700
   Ladbroke Group ADR                    37,000          160,721
   Suburban Lodges of America             1,800(a)        23,962
   Vail Resorts, Inc.                       900(a)        23,344

                                                         402,421
Household Audio & Video
Equipment (0.30%)
   Amazoncom, Inc.                          100(a)         6,025
   Sony Corp. ADR                         2,500          226,875

                                                         232,900
Industrial Inorganic Chemicals (0.57%)
   AKZO ADR                               4,283          372,085
   Nova Corp. ADR                         6,700           64,069

                                                         436,154
Iron & Steel Foundries (0.23%)
   Kawasaki Steel Corp. ADR               7,900          108,151
   Kubota Corp. ADR                         850           45,900
   Siderar S.A.I.C. Sponsored ADR           605           20,574

                                                         174,625
Iron Ores (0.18%)
   Cia Vale Do Rio Doce                   6,945          139,706

Life Insurance (0.55%)
   American General Corp.                 2,400      $   129,750
   Lincoln National Corp.                 2,400          187,500
   Nationwide Financial Services          2,900          104,763

                                                         422,013
Management & Public Relations (0.22%)
   Corrections Corp. of America             200(a)         7,413
   Ogden Corp.                            3,900          109,931
   Whitman-Hart, Inc.                     1,500(a)        51,375

                                                         168,719
Measuring & Controlling Devices (0.03%)
   Chromatics Color Sciences, Inc.          800(a)        12,000
   Uniphase Corp.                           200(a)         8,275

                                                          20,275
Meat Products (0.50%)
   Groupe Danone                         10,764          384,813

Medical Instruments & Supplies (0.03%)
   Arterial Vascular Engingeering           300(a)        19,500
   Mentor Corp.                             200            7,300

                                                          26,800
Men's & Boy's Clothing Stores (0.03%)
   Abercrombie & Fitch Company              800           25,000

Metal Mining Services (0.01%)
   Metals USA, Inc.                         400(a)         6,100

Metalworking Machinery (0.19%)
   JLK Direct Distribution                  700(a)        19,600
   Makita Corp. ADR                      13,000          123,500

                                                         143,100
Millwork, Plywood & Structural
Members (0.06%)
   Georgia-Pacific Corp.                    800           48,600

Miscellaneous Amusement,
Recreation Service (0.01%)
   American Coin Merchandising              300(a)         5,288

Miscellaneous Apparel &
Accessory Stores (0.02%)
   Pier 1 Imports, Inc.                     800           18,100

Miscellaneous Business Services (0.01%)
   Teletech Holdings, Inc.                  600(a)         6,825

Miscellaneous Converted Paper
Products (0.31%)
   Kimberly Clark Mexico ADR              9,870          233,839
   P. T. Inti Indorayon Utama ADR        10,000(a)         3,002

                                                         236,841
Miscellaneous Electrical Equipment &
Supplies (0.27%)
   TDK Corp. ADR                          2,800          205,800

Miscellaneous Equipment Rental &
Leasing (0.45%)
   Avis Rent A Car, Inc.                 10,700(a)       341,731
   Xtra, Corp.                              100            5,863

                                                         347,594
Miscellaneous Fabricated Metal
Products (0.10%)
   Parker-Hannifin Corp.                  1,600           73,400

Miscellaneous Food & Kindred
Products (0.20%)
   Nestle Reg. ADR                        2,000      $   150,080

Miscellaneous Investing (10.64%)
   American General Hospitality Corp.     2,300           61,525
   AMLI Residential Property Trust          700           15,575
   Avalon Properties, Inc.                7,400          228,937
   Bay Apartments Communities, Inc.       9,300          362,700
   Bedford Property Investors            10,200          223,125
   Brandywine Realty Trust               12,900          324,112
   Brookfield Properties I/R              6,200(a)        73,654
   Burnham Pacific Properties, Inc.      10,100          154,656
   Capstar Hotel Co.                      7,800(a)       267,637
   Carramerica Realty Corp.               9,200          291,525
   CBL & Associates Properties, Inc.      8,200          202,437
   Cendant Corp.                         59,501(a)     2,045,346
   Chateau Properties                    10,953          345,020
   Crescent Real Estate Equities Co.        400           15,750
   Equity Office Properties Trust         4,641          146,475
   Essex Property Trust, Inc.             9,600          336,000
   Federal Realty Investments Trust      11,600          298,700
   First Union Real Estate                5,200           84,500
   Great Lakes REIT, Inc.                 8,500          165,219
   Irvine Apartement Communities, Inc.    1,400           44,538
   Manufactured Home Communities, Inc.    7,400          199,800
   Oasis Residential, Inc.                8,500          189,656
   Omega Healthcare Investors             4,000          154,500
   Pan Pacific Retail Properties, Inc.    4,600           98,325
   Pennsylvania Real Estate               2,400           58,950
   Prime Group Realty Trust, Inc.         8,400          170,100
   Public Storage, Inc.                   2,000           58,750
   Ramco-Gershenson Properties              100            1,969
   Reckson Associates Realty Corp.        1,500           38,063
   Republic Industries, Inc.                400(a)         9,325
   Security Capital Atlantic, Inc.       10,752          227,136
   Shurgard Storage Center                7,900          229,100
   Taubman Centers, Inc.                 37,500          487,500
   Urban Shopping Centers                 3,000          104,625
   Walden Residential Properties, Inc.    6,600          168,300
   Wellsford Real Properties, Inc.       15,777(a)(b)    246,516
   Western Investment Real Estate Trust   3,500           48,125

                                                       8,178,171
Miscellaneous Non-Durable
Goods (0.23%)
   Mitsubishi Corp. ADR                  11,000          174,279

Miscellaneous Shopping Goods
Stores (0.03%)
   Dollar Tree Stores, Inc.                 500(a)        20,688

Miscellaneous Special Trade
Contractors (0.09%)
   Hang Lung Development Co. ADR          9,400           66,118

Miscellaneous Textile Goods (0.01%)
   Gymboree, Corp.                          400(a)        10,950

Motion Picture Production &
Services (0.13%)
   Viacom, Inc.                           2,500(a)       103,594

Motor Vehicles & Equipment (2.21%)
   Borg Warner Automotive, Inc.           4,600      $   239,200
   Fiat SPA ADR                           5,170           76,258
   General Motors Corp.                   4,700          284,937
   ITT Industries, Inc.                   9,600          301,200
   Meritor Automotive, Inc.               6,266          131,978
   Siderurgica Venezuelana Saica ADR      2,140            8,954
   Toyota Motor Corp. ADR                 8,600          493,425
   Volkswagen AG ADR                      1,400          157,593

                                                       1,693,545
Non-Classifiable Establishments (0.04%)
   Keppel Corp. Ltd. ADR                  5,375           30,879

Non-Store Retailers (0.04%)
   Henry Schein, Inc.                       300(a)        10,500
   U.S. Office Products Co.                 300(a)         5,888
   Viking Office Products, Inc.             500(a)        10,906

                                                          27,294
Offices & Clinics of Medical
Doctors (0.10%)
   American Oncology Resources            1,500(a)        24,000
   Amsurg Corp., Class A                     36(a)           270
   Amsurg Corp., Class B                    237(a)         1,837
   Concentra Managed Care, Inc.             835           28,181
   Horizon Health Corp.                     500(a)        11,625
   Phycor, Inc.                             500(a)        13,500

                                                          79,413
Oil & Gas Field Services (0.59%)
   Bayard Drilling Technologies, Inc.       500(a)         8,125
   Diamond Offshore Drilling              3,300          158,812
   Ensco International, Inc.                400           13,400
   Falcon Drilling Company, Inc.            400(a)        14,025
   Grey Wolf, Inc.                        2,200(a)        11,825
   Noble Drilling Corp.                     300(a)         9,188
   Patterson Energy, Inc.                   500(a)        19,344
   Petroleo Brasileiro SA                 5,340          124,884
   Precision Drilling Corp.                 600(a)        14,625
   Schlumberger Ltd.                      1,000           80,500

                                                         454,728
Ophthalmic Goods (0.19%)
   Bausch & Lomb                          3,250          128,781
   Cooper Cos., Inc.                        400(a)        16,350

                                                         145,131
Periodicals (0.37%)
   Primedia, Inc.                        22,500(a)       284,063

Personal Credit Institutions (0.39%)
   American Express Co.                   3,300          294,525
   Firstplus Financial Group                200(a)         7,675

                                                         302,200
Personal Services (0.02%)
   G & K Services, Inc.                     300           12,600

Personnel Supply Services (0.18%)
   Data Processing Resources                600(a)        15,300
   Robert Half International, Inc.        1,100(a)        44,000
   Romac International, Inc.              2,000(a)        48,875
   Volt Information Sciences                600(a)        32,325

                                                         140,500
Petroleum Refining (0.97%)
   Ashland, Inc.                          4,600      $   246,962
   Atlantic Richfield Co.                 1,600          128,200
   Mobil Corp.                            1,900          137,156
   Total SA IE Francaise ADR              2,800          155,400
   YPF Sociedad Anonima ADR               2,345           80,170

                                                         747,888
Photographic Equipment &
Supplies (0.63%)
   Fuji Photo Film                        8,800          336,050
   OCE NV                                 1,400          151,550

                                                         487,600
Pipelines, Exept Natural Gas (0.00%)
   Transcoastal Marine Services             200(a)         2,850

Plastic Materials & Synthetics (0.22%)
   Du Pont (E.I.) De Nemour               2,100          126,131
   Shanghai Petrochemical Co. Ltd. ADR    2,600           40,463

                                                         166,594
Primary Nonferrous Metals (0.14%)
   Phelps Dodge Corp.                     1,750          108,938

Professional & Commercial
Equipment (0.02%)
   Tech Data Corp.                          400(a)        15,550

Radio, Television & Computer
Stores (0.05%)
   Compusa, Inc.                            700(a)        21,700
   Lojas Arapua SA GDR                    4,200(b)        15,053

                                                          36,753
Radio & Television Broadcasting (1.41%)
   American Radio System, Inc.            1,600(a)        85,300
   Clear Channel Communications           8,600(a)       683,163
   Grupo Televisa SA GDR                  4,092(a)       158,309
   HSN, Inc.                                200(a)        10,300
   TV Azteca SA DE CV ADR                 6,381(a)       143,971

                                                       1,081,043
Railroads (0.13%)
   Nagoya Railroad Co. Ltd.               2,900           99,922

Real Estate Agents & Managers (0.09%)
   Atlantic Gulf Communities Co.         15,900(a)        71,550

Real Estate Operators & Lessors (1.98%)
   Arden Realty Group, Inc.              13,000          399,750
   Brookfield Properties Corp.           12,300          204,996
   Catellus Dev. Corp.                    1,900(a)        38,000
   Nationwide Health Properties          15,800          402,900
   Pacific Gulf Properties               13,700          325,375
   Sekisui House Ltd. ADR                 2,300          148,414

                                                       1,519,435
Research & Testing Services (0.01%)
   Parexel International Corp.              200(a)         7,400

Residential Building
Construction (0.03%)
   Rossi Residencial SA GDR               4,325(a)(b)     23,252

Sanitary Services (0.01%)
   Allied Waste Industries, Inc.            400(a)         9,325

Savings Institutions (0.09%)
   Astoria Financial Corp.                  200      $    11,150
   Charter One Financial, Inc.              100            6,313
   Dime Bancorp, Inc.                       300            9,075
   Firstfed Financial Corp.                 300(a)        11,625
   Golden State Bancorp, Inc.               200(a)         7,475
   Ocwen Financial Corp.                    400(a)        10,175
   TCF Financial Corp.                      300           10,181

                                                          65,994
Sawmills & Planning Mills (0.15%)
   Louisiana Pacific Corp.                5,900          112,100

Search & Navigation Equipment (0.61%)
   Litton Industries, Inc.                7,900(a)       454,250
   Orbital Sciences Corp.                   200(a)         5,950
   Raytheon Co.                              95            4,685

                                                         464,885
Security & Commodity Services (0.01%)
   Price (T. Rowe) Associates               100            6,288

Security Brokers & Dealers (0.11%)
   Edwards (A.G.), Inc.                     150            5,963
   Freidman Billings Ramsey Group, Inc.   3,900(a)        69,956
   Legg Mason                               100            5,594

                                                          81,513
Soap, Cleaners & Toilet Goods (0.61%)
   KAO Corp. ADR                          2,200          318,102
   Shiseido Co. Ltd. ADR                 11,000          150,590

                                                         468,692
Special Industry Machinery (0.01%)
   Integrated Process Equipment             400(a)         6,300

Subdividers & Developers (0.03%)
   Singapore Land ADR                    11,600           25,472

Sugar & Confectionary Products (0.05%)
   Perlis Plantations ADR                25,000           35,325

Surety Insurance (0.04%)
   CMAC Investment Corp.                    400           24,150
   Triad Guaranty, Inc.                     200(a)         5,800

                                                          29,950
Telephone Communications (4.08%)
   Associated Group, Inc., Class A        1,500(a)        44,438
   AT&T Corp.                             3,300          202,125
   BCE, Inc.                             17,180          572,308
   Compania Anonima Telefonos
     de Venezuela                           990           41,209
   Intermedia Communications, Inc.          100(a)         6,075
   Mobile Telecommunications
     Technologies                         1,800(a)        39,600
   Motorola, Inc.                           900           51,356
   Sprint Corp.                           2,000          117,250
   Telecom Argentina Stet                 1,195           42,721
   Telecommunicacoes Brasileiras SA ADR   9,848        1,146,675
   Telefonica de Argentina ADR            3,360          125,160
   Telefonica de Espana SA ADR            2,500          227,656
   Telefonica Del Peru ADR                2,693           62,781
   Telefonos de Mexico SA ADR             5,090          285,358
   Teleport Communication                   500(a)        27,438
   Teligent, Inc.                           200(a)         4,925
   U.S. West Communications Group         2,700          121,838
   Winstar Communications, Inc.             500(a)        12,469

                                                       3,131,382
Tires & Inner Tubes (0.31%)
   Bridgestone ADR                        1,100      $   239,423

Variety Stores (0.34%)
   Wal-Mart Stores, Inc.                  2,500           98,594
   Woolworth Corp.                        7,850(a)       159,944

                                                         258,538
Vocational Schools (0.02%)
   Apollo Group, Inc.                       400(a)        18,900

Water Transportation of Freight,
NEC (0.17%)
   Penninsular & Oriental
     Steamships ADR                       5,720          130,728

Women's Accessory &
Specialty Stores (0.01%)
   Intimate Brands, Inc.                    300            7,219

Women's Clothing Stores (0.01%)
   Dress Barn, Inc.                         400(a)        11,350


                            Total Common Stocks       50,990,280

Preferred Stock (0.17%)

Miscellaneous Investing (0.10%)
   First Washington Realty Trust; Series A2,300           77,050

Periodicals (0.01%)
   Time Warner; Series M                      3            3,453

Real Estate Agents & Managers (0.06%)
   Atlantic Gulf Communities              4,809(a)        48,099


                         Total Preferred Stocks          128,602


                                      Principal
                                        Amount          Value


Bonds (3.23%)

Business Credit Institutions (0.43%)
   AT&T Capital Corp. Medium-Term
     Notes; 5.85%; 1/5/99            $  330,000      $   329,502

Commercial Banks (0.78%)
   NationsBank Corp. Senior Notes;
     5.70%; 2/9/01                      250,000          247,003
   First Union - Lehman Brothers
     Commercial, Class 2 A1;
     Collateralized Mortgage Obligations;
     6.48%; 3/18/04                     347,047          349,108

                                                         596,111
Electronic Distribution
Equipment (0.34%)
   Israel Electric Corp. Senior Notes;
     7.25%; 12/15/06                    250,000(b)       258,783

Finance Services (0.67%)
   BankAmerica Institute Series B Notes;
     7.70%; 12/31/26                 $  250,000(b)   $   257,982
   Team Fleet Finance Corp. Notes;
     7.35%; 5/15/03                     250,000          259,870

                                                         517,852
Mortgage Bankers & Brokers (0.20%)
   First Plus Home Loan Trust Notes;
     7.60%; 4/10/30                     150,000          153,632

Personal Credit Institutions (0.32%)
   GMAC Medium-Term Notes;
     6.10%; 12/06/00                    250,000          249,212

Trusts (0.49%)
   Mid-State Trust Series 4 Class A
     Pass Through; 8.33%; 4/1/30        345,742          374,347


                                    Total Bonds        2,479,439

U.S. Government Treasury Notes (23.31%)

   7.25%; 8/15/04                     3,350,000        3,621,142
   6.25%; 5/31/00                     2,000,000        2,025,000
   6.50%; 8/15/05                     1,000,000        1,043,438
   6.25%; 4/30/01                     1,750,000        1,777,344
   6.38%; 5/15/99                     1,500,000        1,513,595
   6.25%; 2/15/07                     1,250,000        1,290,235
   6.63%; 4/30/02                     2,000,000        2,066,876
   6.38%; 5/15/00                     4,500,000        4,567,500


           Total U.S. Government Treasury Notes       17,905,130


                                      Principal
    Type     Rate      Maturity         Amount          Value


Federal National Mortgage Association (FNMA)
Certificates (0.64%)

FNMA 8.00%   2/1/12                  $  478,017      $  493,993


           Total Portfolio Investments (93.74%)       71,997,444

Cash and receivables, net of liabilities (6.26%)       4,807,000


                     Total Net Assets (100.00%)      $76,804,444



(a) Non-income producing security - No dividend paid during the past twelve months.
(b)  Restricted security - See Note 4 to the financial statements.

PRINCIPAL BALANCED FUND, INC.

                                        Shares
                                         Held           Value

Common Stocks (57.83%)

Auto & Home Supply Stores (0.91%)
   Autozone, Inc.                        42,000(a)  $  1,218,000

Bakery Products (0.58%)
   Sara Lee Corp.                        13,800     $    777,113

Beverages (1.12%)
   Pepsico, Inc.                         28,400        1,034,825
   Universal Foods Corp.                 11,000          464,750

                                                       1,499,575
Commercial Banks (4.74%)
   BankBoston Corp.                      14,500        1,362,094
   CoreStates Financial Corp.            13,400        1,072,838
   First of America Bank Corp.            5,900          455,037
   Fleet Financial Group, Inc.           16,000        1,199,000
   NationsBank Corp.                     16,500        1,003,406
   PNC Financial Corp.                   22,000        1,255,375

                                                       6,347,750
Commercial Printing (0.58%)
   R. R. Donnelley & Sons Co.            20,700          771,075

Communications Equipment (1.27%)
   Allen Telecom, Inc.                   13,000(a)       239,688
   DSC Communications Corp.              24,000(a)       576,000
   Nextlevel Systems                     49,800(a)       890,175

                                                       1,705,863
Computer & Data Processing
Services (3.26%)
   Adobe Systems, Inc.                   21,500          886,875
   Computer Sciences Corp.               12,300(a)     1,027,050
   Electronic Data Systems Corp.         39,100        1,717,956
   First Data Corp.                      24,800          725,400
   Siebel Systems, Inc.                      71(a)         2,969

                                                       4,360,250
Computer & Office Equipment (2.01%)
   Cabletron Systems, Inc.               12,400(a)       186,000
   Hewlett-Packard Co.                   12,400          775,000
   International Business
      Machines Corp.                     13,700        1,432,506
   3Com Corp.                             8,300(a)       289,981

                                                       2,683,487
Consumer Products (1.96%)
   Fortune Brands, Inc.                  36,600        1,356,487
   Philip Morris Cos., Inc.               9,000          407,813
   UST, Inc.                             23,300          860,644

                                                       2,624,944
Crude Petroleum & Natural Gas (1.24%)
   Texaco, Inc.                          30,600        1,663,875

Department Stores (0.71%)
   Dillard, Inc., Class A                26,900          948,225

Drug Stores & Proprietary
Stores (0.42%)
   Rite Aid Corp.                         9,600          563,400

Drugs (4.61%)
   Abbott Labs                            8,300          544,169
   American Home Products Corp.          15,900        1,216,350
   Johnson & Johnson                     21,500        1,416,313
   Merck & Co., Inc.                     16,000        1,700,000
   Pharmacia & Upjohn, Inc.              35,300        1,292,862

                                                       6,169,694
Eating & Drinking Places (0.06%)
   Tricon Global Restaurants, Inc.        2,800     $     81,375

Electric Services (2.64%)
   Central & Southwest                   57,200        1,547,975
   Dominion Resources, Inc.              16,200          689,512
   Houston Industries, Inc.              32,200          859,338
   Potomac Electric Power Co.            16,400          423,325

                                                       3,520,150
Electrical Industrial Apparatus (0.88%)
   Emerson Electric Co.                  20,900        1,179,544

Electronic Distribution
Equipment (0.52%)
   General Electric Co.                   9,500          697,062

Fats & Oils (0.92%)
   Archer Daniels Midland Co.            56,824        1,232,371

Federal & Federally Sponsored
Credit (0.61%)
   Federal National Mortgage Association 14,400          821,700

Fire, Marine & Casualty
Insurance (0.55%)
   General Re Corp.                       3,500          742,000

General Industrial Machinery (0.61%)
   Pall Corp.                            39,500          817,156

Grain Mill Products (0.97%)
   Ralston-Ralston Purina Group          13,900        1,291,831

Greeting Cards (0.87%)
   American Greetings Corp.              29,800        1,165,925

Grocery Stores (3.93%)
   Albertson's, Inc.                     47,500        2,250,313
   American Stores Co.                   50,700        1,042,519
   Sysco Corp.                           43,300        1,972,856

                                                       5,265,688
Household Furniture (0.89%)
   Masco Corp.                           23,500        1,195,562

Industrial Inorganic Chemicals (0.84%)
   Dow Chemical Co.                       7,900          801,850
   Eastman Chemical Co.                   5,450          324,616

                                                       1,126,466
Jewelry, Silverware & Plated
Ware (0.17%)
   Jostens, Inc.                          9,700          223,706

Life Insurance (0.91%)
   Lincoln National Corp.                15,600        1,218,750

Management & Public
Relations (1.43%)
   Cognizant Corp.                       24,400        1,087,325
   Dun & Bradstreet Corp.                26,600          822,937

                                                       1,910,262
Meat Products (0.83%)
   Tyson Foods, Inc.                     54,300        1,113,150

Medical Instruments & Supplies (0.90%)
   St. Jude Medical, Inc.                39,550(a)     1,206,275

Medical Service & Health
Insurance (1.62%)
   AON Corp.                             13,125     $    769,453
   Foundation Health Systems, Inc.,
     Class A                             32,340(a)       723,608
   Pacificare Health Systems, Inc.,
     Class B                             12,900(a)       675,637

                                                       2,168,698
Metal Forgings & Stampings (0.56%)
   Newell Co.                            17,600          748,000

Miscellaneous Shopping Goods
Stores (1.37%)
   Toys 'R' Us, Inc.                     58,500(a)     1,839,094

Motor Vehicles, Parts & Supplies (1.18%)
   Grainger (W. W.), Inc.                16,200        1,574,437

Motor Vehicles and Equipment (1.19%)
   Ford Motor Co.                        32,654        1,589,842

Paper Mills (1.18%)
   Kimberly Clark Corp.                  32,100        1,582,931

Petroleum Refining (3.02%)
   Amoco Corp.                            7,700          655,462
   Atlantic Richfield Co.                19,700        1,578,463
   Exxon Corp.                           29,600        1,811,150

                                                       4,045,075
Plastic Materials & Synthetics (0.11%)
   Wellman, Inc.                          7,400          144,300

Rubber & Plastics Footwear (0.51%)
   Nike, Inc.                            17,400          682,950

Sanitary Services (1.41%)
   Browning-Ferris Industries, Inc.      14,300          529,100
   Waste Management, Inc.                49,100        1,350,250

                                                       1,879,350
Security Brokers & Dealers (0.32%)
   Bear Stearns Cos.                      8,900          422,750

Telephone Communications (2.03%)
   AT&T Corp.                            16,100          986,125
   GTE Corp.                             21,800        1,139,050
   Motorola, Inc.                        10,300          587,744

                                                       2,712,919
Toys & Sporting Goods (0.68%)
   Hasbro, Inc.                          29,100          916,650

Variety Stores (0.71%)
   Wal-Mart Stores, Inc.                 24,000          946,500


                            Total Common Stocks       77,395,720


                                      Principal
                                        Amount          Value


Bonds (33.22%)

Asset Backed Securities (1.51%)
   Chase Manhattan Credit Card Master
     Trust Asset-Backed Certificates,
     Series 97-2 CL A;
     6.30%; 4/15/03                  $2,000,000     $  2,015,320

Beverages (0.75%)
   Seagram Co., Ltd. Notes;
      6.50%; 4/1/03                  $1,000,000     $  1,003,498

Blast Furnace & Basic Steel
Products (0.16%)
   Quanex Corp. Convertible
     Subordinated Debentures;
      6.88%; 6/30/07                    200,000          208,000

Business Credit Institutions (3.04%)
   CIT Group Holdings Senior
     Medium-Term Notes;
      6.38%; 10/1/02                  1,500,000        1,506,500
   Ford Motor Credit Co. Notes;
     7.75%; 3/15/05                   1,000,000        1,073,538
   Heller Financial, Inc. Notes;
     6.44%; 10/6/02                   1,500,000        1,484,644

                                                       4,064,682
Commercial Banks (1.24%)
   NationsBank Corp. Subordinated
     Notes; 7.80%; 9/15/16            1,500,000        1,656,616

Communications Equipment (0.84%)
   Motorola, Inc. Debentures;
     7.50%; 5/15/25                   1,000,000        1,119,076

Computer & Office
Equipment (1.55%)
   IBM Corp. Debentures;
     7.00%; 10/30/25                  1,500,000        1,551,825
   Seagate Technology, Inc. Senior Notes;
     7.37%; 3/1/07                      500,000          521,822

                                                       2,073,647
Consumer Products (0.77%)
   Philip Morris Cos. Notes;
     7.25%; 9/15/01                   1,000,000        1,029,152

Department Stores (1.24%)
   Dillards Department Stores, Inc.
     Notes; 7.38%; 6/01/06              600,000          640,941
   Sears Roebuck & Co. Medium-Term
     Notes; 8.00%; 2/15/99            1,000,000        1,020,378

                                                       1,661,319
Electric Services (1.90%)
   Louisiana Power & Light 1st
     Mortgage Bonds;
     6.00%; 3/1/00                      500,000          497,834
   Texas Utilities Electric Co.
     Medium-Term Notes,
     Series D 1st Mortgage Bond;
     6.25%; 1/31/00                   1,000,000        1,001,748
   Virginia Electric & Power Co.
     1st Mortgage Bond;
     7.38%; 7/1/02                    1,000,000        1,046,019

                                                       2,545,601
Forest Products (1.12%)
   Weyerhaeuser Co. Debentures;
     6.95%; 10/1/27                   1,500,000        1,505,362

Functions Closely Related
to Banking (0.76%)
   J.P. Morgan & Co. Subordinated
     Notes; 6.70%; 11/1/07            1,000,000        1,013,381

General Government, NEC (0.78%)
   Province of Quebec, Canada
     Debentures; 7.00%; 1/30/07      $1,000,000     $  1,038,920

Miscellaneous Investing (0.74%)
   Kimco Realty Corp. Senior Notes;
     6.50%; 10/1/03                   1,000,000          991,407

Mortgage Bankers & Brokers (1.28%)
   Countrywide Funding Corp.
     Medium-Term Notes;
     6.54%; 4/14/00                   1,700,000        1,714,644

Motion Picture Production &
Services (0.76%)
   Viacom, Inc. Guaranteed Senior Notes;
     7.75%; 6/1/05                      500,000          510,092
   Walt Disney Co. Global Notes;
     6.38%; 3/30/01                     500,000          504,401

                                                       1,014,493
Motor Vehicles & Equipment (1.83%)
   Chrysler Corp. Debentures;
     7.45%; 3/1/27                    1,000,000        1,064,908
   General Motors Corp. Debentures;
     7.70%; 4/15/16                   1,250,000        1,377,496

                                                       2,442,404
Paper Mills (0.76%)
   International Paper Co. Notes;
     6.88%; 7/10/00                   1,000,000        1,016,716

Personal Credit Institutions (3.39%)
   American General Finance Corp.
     Notes; 5.88%; 7/1/00             1,000,000          993,737
   Associates Corp. of North America
     Senior Notes; 6.45%; 10/15/01    1,500,000        1,510,676
   General Electric Capital Corp. Notes;
     6.50%; 11/1/26                   1,000,000        1,014,160
   General Motors Acceptance Corp.
     Notes; 7.00%; 3/1/00             1,000,000        1,018,060

                                                       4,536,633
Petroleum & Petroleum
Products (1.13%)
   Enron Corp. Notes;
     6.75%; 9/1/04                    1,500,000        1,515,333

Petroleum Refining (0.28%)
   Pennzoil Co. Senior Exchangeable
     Debentures; 6.50%; 1/15/03         200,000          374,500

Primary Nonferrous Metals (0.82%)
   Reynolds Metals Co. Medium-Term
     Notes; 9.31%; 1/3/02             1,000,000        1,103,653

Railroads (2.15%)
   Norfolk Southern Debentures;
     9.00%; 3/1/21                    1,500,000        1,866,861
   Union Pacific Corp. Notes;
     7.00%; 6/15/00                   1,000,000        1,016,060

                                                       2,882,921
Security Brokers & Dealers (2.33%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     6.13%; 2/1/01                    1,000,000          993,852
   Merrill Lynch & Co. Notes;
     7.00%; 1/15/07                  $1,000,000     $  1,036,471
   Morgan Stanley Group, Inc.
     Debentures; 8.88%; 10/15/01      1,000,000        1,086,113

                                                       3,116,436
Surety Insurance (0.77%)
   MBIA, Inc. Debentures;
     7.00%; 12/15/25                  1,000,000        1,029,448

Telephone Communication (1.22%)
   AT&T Corp. Senior Notes;
     7.75%; 3/1/07                    1,500,000        1,638,874

Trucking & Courier Services,
Except Air (0.10%)
   Builders Transport, Inc. Convertible
     Subordinated Debentures;
     6.50%; 5/1/11                      306,000(b)       148,410


                                    Total Bonds       44,460,446


                                      Principal
    Type     Rate      Maturity         Amount          Value


Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (3.73%)

FHLMC       6.50%  9/1/27            $3,000,000     $  2,965,740
FHLMC       7.00   12/1/27            2,000,000        2,017,940


                       Total FHLMC Certificates        4,983,680

Government National Mortgage Association (GNMA)
Certificates (1.56%)

GNMA II     6.00   9/20/26-12/20/27   2,172,242        2,089,730


                                    Principal
                                        Amount          Value


Commercial Paper (2.81%)

Personal Credit Institutions (2.81%)
   Investment in Joint Trade Account;
     Associates Corp.;
     6.75%; 1/2/98                   $3,756,423     $  3,756,423


           Total Portfolio Investments (99.15%)      132,685,999

Cash and receivables, net of liabilities (0.85%)       1,141,108

                     Total Net Assets (100.00%)     $133,827,107


(a) Non-income producing security - No dividend paid during the past twelve months.
(b)  Non-income producing security - Security in default.

PRINCIPAL BOND FUND, INC.

                                    Principal
                                        Amount          Value

Bonds (96.30%)

Air Transportation, Scheduled (1.03%)
   Federal Express Corp.,
     Pass-Through Cert.;
     7.96%; 3/28/17                  $  282,311      $   312,086
     7.58%; 7/2/19                      500,000          529,670

                                                         841,756
Aircraft & Parts (0.40%)
   Textron, Inc. Medium-Term Notes,
     Series C; 9.55%; 3/19/01           300,000          328,946

Auto & Home Supply Stores (0.75%)
   Pep Boys-Manny, Moe & Jack Notes;
     7.00%; 6/1/05                      600,000          615,416

Bakery Products (1.19%)
   Nabisco, Inc. Notes;
     7.05%; 7/15/07                     950,000          976,515

Beverages (2.21%)
   Joseph E. Seagram & Sons
     Guaranteed Debentures;
     8.88%; 9/15/11                   1,500,000        1,809,275

Broadwoven Fabric Mills,
Cotton (1.86%)
   Burlington Industries, Inc. Notes;
     7.25%; 9/15/05                   1,500,000        1,527,807

Cable & Other Pay TV
Services (1.31%)
   TCI Communications, Inc. Senior
     Notes; 8.00%; 8/1/05             1,000,000        1,070,021

Combination Utility Services (0.35%)
   Public Service Electric & Gas
     Medium-Term Notes;
      8.16%; 5/26/09                    250,000          282,839

Computer & Office Equipment (2.55%)
   Seagate Technology, Inc.
     Senior Notes;
      7.37%; 3/1/07                   2,000,000        2,087,288

Consumer Products (1.01%)
   Philip Morris Cos. Notes;
     6.80%; 12/1/03                     500,000          506,082
   RJR Nabisco Capital Corp. Senior
     Notes; 8.75%; 4/15/04              300,000          318,750

                                                         824,832
Copper Ores (0.38%)
   Asarco, Inc. Notes; 7.38%; 2/1/03    300,000          313,589

Crude Petroleum & Natural Gas (1.00%)
   Occidental Petroleum Corp.
     Medium-Term Notes;
     9.73%; 6/15/01                     250,000          276,031
   Union Oil of California
     Medium-Term Notes;
     7.77%; 4/19/05                     500,000          539,750

                                                         815,781
Department Stores (3.03%)
   Harcourt General, Inc. Subordinated
     Notes; 9.50%; 3/15/00           $  350,000      $   371,917
   J. C. Penney Co., Inc. Medium-
     Term Notes, Series A;
     6.88%; 10/15/15                  1,500,000        1,496,232
   Sears Roebuck Co. Medium-Term
     Notes; 9.05%; 2/6/12               500,000          615,411

                                                       2,483,560
Drug Stores & Proprietary
Stores (1.84%)
   Rite Aid Corp. Senior Debentures;
     6.88%; 8/15/13                   1,500,000        1,510,494

Eating & Drinking Places (1.96%)
   Marriott International, Inc.
     Notes; 6.75%; 12/15/03             200,000          202,725
     Senior Notes; 7.88%; 4/15/05     1,300,000        1,401,777

                                                       1,604,502
Electric Services (1.71%)
   Cleveland Electric Illuminating Co.
     First Mortgage Bonds;
     8.75%; 11/15/05                    400,000          403,215
   Southern California Edison Co.
     Notes; 6.38%; 1/15/06            1,000,000          996,590

                                                       1,399,805
Engines & Turbines (1.28%)
   Brunswick Corp. Debentures;
     7.38%; 9/1/23                    1,000,000        1,045,654

Fabricated Rubber Products,
NEC (0.35%)
   M. A. Hanna Co. Senior Notes;
     9.38%; 9/15/03                     250,000          284,364

Farm & Garden Machinery (1.91%)
   Case Corp. Notes; 7.25%; 1/15/16   1,500,000        1,566,128

Gas Production & Distribution (0.95%)
   Enron Corp. Notes;
     7.13%; 5/15/07                     750,000          776,144

General Government, NEC (1.37%)
   Ontario Hydro Debentures;
     7.45%; 3/31/13                     500,000          549,405
   Province of Saskatchewan, Canada
     Global Notes; 8.00%; 2/1/13        500,000          573,325

                                                       1,122,730
Gold & Silver Ores (0.95%)
   Placer Dome, Inc. Notes;
     7.13%; 6/15/07                     750,000          778,365

Grain Mill Products (1.33%)
   Ralston Purina Co. Debentures;
     7.75%; 10/1/15                   1,000,000        1,091,924

Groceries & Related Products (1.83%)
   Supervalu, Inc. Medium-Term Notes,
     Series B; 6.49%; 12/12/05        1,500,000        1,497,494

Grocery Stores (2.65%)
   American Stores Co. Bond;
     8.00%; 6/1/26                   $1,000,000      $ 1,132,109
   Food Lion, Inc. Notes;
     7.55%; 4/15/07                   1,000,000        1,043,841

                                                       2,175,950
Highway & Street Construction (2.33%)
   Foster Wheeler Corp. Notes;
      6.75%; 11/15/05                 1,900,000        1,906,815

Hospitals (0.68%)
   Columbia/HCA Healthcare Corp.
     Medium-Term Notes;
     8.70%; 2/10/10                     500,000          554,567

Hotels & Motels (1.90%)
   Hilton Hotels Corp. Notes;
     7.70%; 7/15/02                   1,500,000        1,557,506

Household Appliances (0.70%)
   Maytag Corp. Medium-Term Notes;
     8.62%; 11/15/07                    500,000          576,740

Household Furniture (0.65%)
   Masco Corp. Debentures;
     7.13%; 8/15/13                     500,000          532,010

Industrial Inorganic Chemicals (2.89%)
   FMC Corp.
     Debentures; 7.75%; 7/1/11        1,500,000        1,631,541
     Senior Notes; 6.38%; 9/1/03        200,000          199,261
   Grace (W.R.) & Co. Guaranteed
     Notes; 8.00%; 8/15/04              500,000          540,141

                                                       2,370,943
Life Insurance (1.26%)
   John Hancock Mutual Life Insurance
      Co. Surplus Notes;
     7.38%; 2/15/24                   1,000,000(a)     1,034,783

Lumber & Construction
Materials (2.06%)
   Crane Co. Notes; 8.50%; 3/15/04    1,524,000        1,684,848

Machinery, Equipment &
Supplies (0.92%)
   AAR Corp. Notes; 7.25%; 10/15/03     750,000          754,946

Millwork, Plywood & Structural
Members (1.45%)
   Georgia-Pacific Corp.
     Debentures; 9.50%; 12/1/11         100,000          124,112
     Senior Debentures;
     7.70%; 6/15/15                   1,000,000        1,062,876

                                                       1,186,988
Miscellaneous Amusement, Recreation
Services (1.79%)
   Circus Circus Enterprises Senior
     Notes; 6.45%; 2/1/06             1,500,000        1,469,967

Miscellaneous Chemical
Products (2.41%)
   Ferro Corp. Senior Debentures;
     7.63%; 5/1/13                   $  400,000      $   433,438
   Smith International, Inc. Senior Notes;
     7.00%; 9/15/07                   1,500,000        1,543,968

                                                       1,977,406
Miscellaneous Investing (4.67%)
   First Industrial LP Medium-Term
     Notes; 7.00%; 12/1/06            2,000,000        2,000,876
   Washington Real Estate Investment
     Trust Senior Notes;
     7.25%; 8/13/06                   1,000,000        1,034,047
   Weingarten Realty Investors
     Medium-Term Notes;
     7.29%; 5/23/05                     750,000          791,653

                                                       3,826,576
Miscellaneous Metal Ores (1.32%)
   Cyprus Amax Minerals Notes;
     7.38%; 5/15/07                     650,000          679,755
   Cyprus Minerals Co. Notes;
     10.13%; 4/1/02                     350,000          397,519

                                                       1,077,274
Motion Picture Production &
Services (0.43%)
   Columbia Pictures Entertainment, Inc.
     Senior Subordinated Notes;
     9.88%; 2/1/98                      350,000          350,898

Motor Vehicles & Equipment (1.08%)
   TRW, Inc. Medium-Term Notes;
     9.25%; 12/30/11                    700,000          881,158

Newpapers (2.01%)
   News America Holdings, Inc.
     Guaranteed Senior Notes;
     8.50%; 2/15/05                   1,500,000        1,643,822

Oil & Gas Field Services (2.60%)
   Petroleum Geo-Services ASA
     Notes; 7.50%; 3/31/07            2,000,000        2,129,794

Operative Builders (2.59%)
   Pulte Corp. Senior Notes;
     8.38%; 8/15/04                   1,000,000        1,086,875
     7.63%; 10/15/17                  1,000,000        1,036,991

                                                       2,123,866
Paper Mills (2.50%)
   Bowater, Inc. Debentures;
     9.38%; 12/15/21                    200,000          254,200
   Champion International Corp. Notes;
     9.88%; 6/1/00                      250,000          270,361
     7.10%; 9/1/05                      875,000          906,348
   Potlatch Corp. Medium-Term Notes;
     8.75%; 1/14/22                     500,000          611,899

                                                       2,042,808
Personal Credit Institutions (1.28%)
   General Motors Acceptance Corp.
     Medium-Term Notes;
     8.25%; 2/24/04                     500,000          546,668
     Notes; 6.63%; 10/15/05             500,000          505,452

                                                       1,052,120
Petroleum Refining (5.54%)
   Ashland, Inc. Medium-Term Notes;
     7.71%; 5/11/07                  $  500,000      $   543,309
   Ashland Oil, Inc. Medium-Term Notes;
     7.73%; 7/15/13                     250,000          275,407
     Series F; 8.54%; 1/13/05           250,000          280,423
   Pennzoil Co. Debentures;
     10.13%; 11/15/09                   325,000          413,908
   Phillips Petroleum Co. Notes;
     9.38%; 2/15/11                     500,000          628,621
   Sun Co., Inc.
     Debentures; 9.00%; 11/1/24         500,000          615,200
     Notes; 7.13%; 3/15/04              200,000          206,661
   Tosco Corp. Notes; 7.25%; 1/1/07   1,500,000        1,575,711

                                                       4,539,240
Plastic Materials &
Synthetics (2.46%)
   Geon Co. Notes;
     6.88%; 12/15/05                  2,000,000        2,017,264

Primary Nonferrous Metals (0.85%)
   Reynolds Metals Co.
     Medium-Term Notes;
     8.34%; 5/22/07                     500,000          561,998
     7.65%; 2/4/08                      125,000          134,881

                                                         696,879
Pulp Mills (0.27%)
   International Paper Co. Medium-Term
     Notes; 9.70%; 8/15/00              200,000          217,229

Railroads (2.43%)
   Union Pacific Corp.
     Debentures; 7.00%; 2/1/16        1,000,000        1,006,786
     Notes; 6.40%; 2/1/06             1,000,000          982,984

                                                       1,989,770
Refrigeration & Service
Machinery (0.45%)
   Westinghouse Electric Corp.
     Debentures; 8.63%; 8/1/12          350,000          370,080

Rental of Railroad Cars (1.33%)
   Gatx Capital Corp. Medium-Term
     Notes, Series C; 6.86%; 10/13/05 1,000,000        1,021,640
   Signal Capital Corp. Equipment Trust
     Cert.; 9.95%; 2/1/06                64,000           66,207

                                                       1,087,847
Sanitary Services (2.00%)
   Laidlaw, Inc. Senior Notes;
     7.88%; 4/15/05                   1,045,000        1,127,717
   WMX Technologies, Inc. Notes;
     7.00%; 10/15/06                    500,000          507,832

                                                       1,635,549
Sawmills & Planning Mills (0.99%)
   MacMillan Bloedel Delaware
     Guaranteed Notes; 8.50%; 1/15/04   750,000          814,612

Security Brokers & Dealers (2.53%)
   Lehman Brothers, Inc.
     Senior Subordinated Notes;
     7.38%; 1/15/07                   2,000,000        2,074,684

Telephone Communications (4.51%)
   Korea Telecom Notes;
     7.63%; 4/15/07                   1,500,000        1,103,911
   Sprint Corp. Notes; 8.13%; 7/15/02   500,000          536,493
   U.S. West Capital Funding, Inc.
     Medium-Term Notes;
      6.83%; 11/15/07                $1,000,000      $ 1,018,089
     Notes; 7.30%; 1/15/07            1,000,000        1,037,118

                                                       3,695,611
Variety Stores (0.22%)
   Dayton-Hudson Corp. Debentures;
     9.63%; 2/1/08                      150,000          182,637


                                    Total Bonds       78,888,416

Commercial Paper (1.60%)

Personal Credit Institutions (1.60%)
   Investment in Joint Trade Account;
     Associates Corp.;
     6.75%; 1/2/98                    1,311,866        1,311,866


           Total Portfolio Investments (97.90%)       80,200,282

Cash and receivables, net of liabilities (2.10%)       1,720,386


                     Total Net Assets (100.00%)      $81,920,668

(a)  Restricted security - See Note 4 to the financial statements.

PRINCIPAL CAPITAL ACCUMULATION FUND, INC.

                                        Shares
                                         Held           Value

Common Stocks (97.87%)

Beverages (2.96%)
   Anheuser Busch Cos., Inc.            135,000     $  5,940,000
   Pepsico, Inc.                         49,000        1,785,438
   Universal Foods Corp.                 17,200          726,700

                                                       8,452,138
Combination Utility Services (1.62%)
   Cinergy Corp.                         58,200        2,229,788
   Montana Power Co.                     75,000        2,385,938

                                                       4,615,726
Commercial Banks (21.70%)
   Banc One Corp.                       123,940        6,731,491
   BankBoston Corp.                      38,300        3,597,806
   Chase Manhattan                       40,000        4,380,000
   Comerica, Inc.                        95,000        8,573,750
   CoreStates Financial Corp.            91,000        7,285,688
   First of America Bank Corp.           43,050        3,320,231
   First Union Corp.                    105,000        5,381,250
   KeyCorp                              103,000        7,293,688
   NationsBank Corp.                     36,800        2,237,900
   Summit Bancorp.                      150,000        7,987,500
   Union Planters Corp.                  75,000        5,095,312

                                                      61,884,616
Commercial Printing (1.13%)
   R. R. Donnelley & Sons Co.            87,000        3,240,750

Communications Equipment (0.10%)
   Allen Telecom, Inc.                   16,000(a)       295,000

Computer & Office Equipment (2.27%)
   Hewlett-Packard Co.                   33,400     $  2,087,500
   International Business
     Machines Corp.                      42,000        4,391,625

                                                       6,479,125
Crude Petroleum & Natural Gas (1.50%)
   Texaco, Inc.                          78,800        4,284,750

Drug Stores & Proprietary
Stores (0.74%)
   Rite Aid Corp.                        36,000        2,112,750

Drugs (6.96%)
   Abbott Labs                           32,000        2,098,000
   American Home Products Corp.          95,000        7,267,500
   Merck & Co., Inc.                     37,000        3,931,250
   Pharmacia & Upjohn, Inc.             179,000        6,555,875

                                                      19,852,625
Electric Services (4.03%)
   Dominion Resources, Inc.              44,400        1,889,775
   FPL Group, Inc.                       38,500        2,278,719
   Houston Industries, Inc.             231,000        6,164,813
   Potomac Electric Power Co.            45,000        1,161,562

                                                      11,494,869
Electrical Industrial Apparatus (1.07%)
   Emerson Electric Co.                  54,180        3,057,784

Electronic Distribution
Equipment (0.64%)
   General Electric Co.                  25,000        1,834,375

Farm & Garden Machinery (1.96%)
   Tenneco, Inc.                        141,600        5,593,200

Fats & Oils (1.48%)
   Archer Daniels Midland Co.           194,260        4,213,014

General Industrial Machinery (2.03%)
   Pall Corp.                           280,100        5,794,569

Grain Mill Products (0.93%)
   Ralston-Ralston Purina Group          28,600        2,658,013

Greeting Cards (2.45%)
   American Greetings Corp.             179,000        7,003,375

Grocery Stores (2.87%)
   Albertson's, Inc.                     40,600        1,923,425
   American Stores Co.                  120,000        2,467,500
   Sysco Corp.                           83,400        3,799,912

                                                       8,190,837
Household Furniture (2.64%)
   Masco Corp.                          148,200        7,539,675

Industrial Inorganic
Chemicals (1.09%)
   Dow Chemical Co.                      22,000        2,233,000
   Eastman Chemical Co.                  14,900          887,481

                                                       3,120,481
Jewelry, Silverware & Plated
Ware (0.26%)
   Jostens, Inc.                         31,700     $    731,081

Life Insurance (2.43%)
   American General Corp.               128,000        6,920,000

Management & Public
Relations (2.98%)
   Cognizant Corp.                       44,900        2,000,856
   Dun & Bradstreet Corp.               209,900        6,493,781

                                                       8,494,637
Meat Products (0.95%)
   Tyson Foods, Inc.                    132,000        2,706,000

Medical Instruments &
Supplies (0.57%)
   St. Jude Medical, Inc.                53,100(a)     1,619,550

Medical Service & Health
Insurance (1.34%)
   AON Corp.                             46,575        2,730,459
   Foundation Health Systems, Inc.,
     Class A                             48,620(a)     1,087,873

                                                       3,818,332
Metal Cans & Shipping
Containters (0.79%)
   Crown Cork & Seal Co., Inc.           45,000        2,255,625

Metal Forgings & Stampings (0.95%)
   Newell Co.                            64,000        2,720,000

Miscellaneous Converted
Paper Products (1.29%)
   Avery Dennison Corp.                  82,000        3,669,500

Miscellaneous Shopping Goods
Stores (1.20%)
   Toys 'R' Us, Inc.                    108,700(a)     3,417,256

Motor Vehicles, Parts &
Supplies (1.24%)
   Grainger (W. W.), Inc.                36,400        3,537,625

Paper Mills (1.09%)
   Kimberly Clark Corp.                  62,800        3,096,825

Petroleum Refining (6.39%)
   Atlantic Richfield Co.                94,000        7,531,750
   Chevron Corp.                         80,000        6,160,000
   Exxon Corp.                           74,000        4,527,875

                                                      18,219,625
Photographic Equipment &
Supplies (2.24%)
   Eastman Kodak Co.                    105,000        6,385,312

Rental of Railroad Cars (2.80%)
   GATX Corp.                           110,000        7,981,875

Sanitary Services (2.58%)
   Browning-Ferris Industries, Inc.     198,900        7,359,300

Soap, Cleaners, & Toilet Goods (0.79%)
   Avon Products                         36,600        2,246,325

Telephone Communications (6.66%)
   AT&T Corp.                            52,000     $  3,185,000
   Motorola, Inc.                        31,400        1,791,762
   Southern New England Telecom         125,000        6,289,063
   US West Communications Group         171,000        7,716,375

                                                      18,982,200
Variety Stores (1.15%)
   Wal-Mart Stores, Inc.                 83,000        3,273,312


                            Total Common Stocks      279,152,052


                                      Principal
                                        Amount          Value


Commercial Paper (1.90%)

Personal Credit Institutions (1.90%)
   Associates Corp. of North America
     Notes; 6.60%; 1/2/98            $5,430,000     $  5,430,000


           Total Portfolio Investments (99.77%)      284,582,052

Cash and receivables, net of liabilities (0.23%)         649,157


                     Total Net Assets (100.00%)     $285,231,209



(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL EMERGING GROWTH FUND, INC.

                                        Shares
                                         Held           Value

Common Stocks (88.98%)

Blast Furnace & Basic Steel
Products (0.91%)
   Lukens, Inc.                          71,500     $  2,042,219

Carpets & Rugs (0.54%)
   Shaw Industries, Inc.                105,500        1,226,438

Chemicals & Allied Products (0.38%)
   Sigma-Aldrich Corp.                   21,300          846,675

Commercial Banks (10.58%)
   Associated Banc Corp.                 69,347        3,822,753
   First Commerce Corp.                  18,700        1,257,575
   First Federal Capital Corp.           64,797        2,194,998
   Independent Bank Corp. Michigan       44,299        1,794,110
   Mercantile Bancorp., Inc.             33,390        2,053,485
   Merchants Bancorp., Inc.              45,800        1,299,575
   National City Corp.                   21,400        1,407,050
   NationsBank Corp.                      7,960          484,068
   North Fork Bancorp., Inc.            125,480        4,211,423
   Peoples Heritage Financial
     Group, Inc.                         51,000        2,346,000
   Princeton National Bancorp., Inc.     36,000          954,000
   Summit Bancorp.                       36,450        1,940,962

                                                      23,765,999
Commercial Printing (0.49%)
   Merrill Corp.                         47,400        1,102,050

Computer & Data Processing
Services (9.34%)
   American Management Systems, Inc.     53,100(a)  $  1,035,450
   Bitstream                            102,000(a)       191,250
   Cadence Design Systems, Inc.         170,000(a)     4,165,000
   Cerner Corp.                         123,500(a)     2,608,938
   Choicepoint, Inc.                      6,310(a)       301,302
   HBO & Co.                             71,000        3,408,000
   Microsoft Corp.                       31,500(a)     4,071,375
   National Processing, Inc.             21,300(a)       210,338
   Sunquest Information Systems, Inc.   103,400(a)     1,008,150
   Synopsys, Inc.                       111,600(a)     3,989,700

                                                      20,989,503
Computer & Office Equipment (4.57%)
   3COM Corp.                            43,000(a)     1,502,313
   Ascend Communications                 76,400(a)     1,871,800
   Cabletron Systems, Inc.               70,000(a)     1,050,000
   EMC Corp.                            173,600(a)     4,763,150
   Optika Imaging Systems                75,000(a)       257,812
   Seagate Technology                     4,000(a)        77,000
   SystemSoft Corp.                     116,900(a)       745,237

                                                      10,267,312
Construction & Related
Machinery (2.81%)
   EVI, Inc.                            122,000(a)     6,313,500

Crude Petroleum & Natural
Gas (1.09%)
   Devon Energy Corp.                    63,800        2,456,300

Dairy Products (0.41%)
   Dreyer's Grand Ice Cream, Inc.        38,600          931,225

Department Stores (1.31%)
   Saks Holding                         142,000(a)     2,937,625

Drugs (1.63%)
   Alliance Pharmaceutical Corp.         30,000(a)       217,500
   Forest Laboratories, Inc.             18,500(a)       912,281
   Genzyme Corp. - General Division       7,182(a)       199,301
   Genzyme Corp. - Tissue Repair            215(a)         1,478
   Merck & Co., Inc.                     10,000        1,062,500
   Pharmacia & Upjohn, Inc.              34,400        1,259,900
   Seragen, Inc.                         20,000(a)         6,000

                                                       3,658,960
Electronic Components &
Accessories (5.52%)
   Altera Corp.                          50,000(a)     1,656,250
   Intel Corp.                           45,300        3,182,325
   Linear Technology Corp.               49,700        2,863,962
   Solectron Corp.                      112,800(a)     4,688,250

                                                      12,390,787
Engineering & Architectural
Services (1.09%)
   Paychex, Inc.                         48,500        2,455,313

Fire, Marine, & Casualty
Insurance (1.51%)
   Berkley W.R. Corp.                    77,400        3,395,925

Footwear, Except Rubber (0.64%)
   Nine West Group, Inc.                 55,700(a)     1,444,719

General Industrial Machinery (4.22%)
   Flow International Corp.             101,500(a)  $    951,562
   Kaydon Corp.                          97,000        3,164,625
   Pentair, Inc.                         58,000        2,084,375
   Roper Industries, Inc.               115,800        3,271,350

                                                       9,471,912
Grocery Stores (0.73%)
   Casey's General Stores, Inc.          64,500        1,636,688

Holding Offices (0.74%)
   ISB Financial Corp.                   55,700        1,664,037

Hose, Belting, Gaskets &
Packing (0.86%)
   Mark IV Industries                    88,218        1,929,769

Hospitals (1.80%)
   Humana, Inc.                          66,200(a)     1,373,650
   Universal Health Services, Inc.,
     Class B                             53,100(a)     2,674,913

                                                       4,048,563
Household Appliances (1.24%)
   Maytag Corp.                          74,400        2,776,050

Industrial Inorganic
Chemicals (0.29%)
   ICN Pharmaceuticals, Inc.             13,564          662,093

Industrial Machinery, NEC (1.56%)
   Coltec Industries                    151,300(a)     3,508,269

Insurance Agents, Brokers &
Services (1.62%)
   Equifax, Inc.                        103,000        3,650,062

Investment Offices (1.53%)
   AMVESCAP PLC Sponsored ADR            39,960        3,446,550

Iron & Steel Foundries (0.23%)
   Atchison Casting Corp.                31,900(a)       518,375

Knitting Mills (1.18%)
   Russell Corp.                        100,000        2,656,250

Laundry, Cleaning & Garment
Services (0.74%)
   G & K Services, Inc.                  39,525        1,660,050

Measuring & Controlling
Devices (0.99%)
   ISCO, Inc.                            22,513          199,798
   Millipore Corp.                       52,200        1,771,538
   Photon Dynamics                       73,600(a)       248,400

                                                       2,219,736
Meat Products (1.10%)
   Michael Foods, Inc.                  101,200        2,466,750

Medical Instruments &
Supplies (1.99%)
   Boston Scientific Corp.               35,200(a)     1,614,800
   Steris Corp.                          59,200(a)     2,856,400

                                                       4,471,200
Medical Service & Health
Insurance (4.27%)
   Alternative Living Services           99,600(a)  $  2,944,425
   Foundation Health Systems, Inc.,
     Class A                            111,450(a)     2,493,694
   Orthofix International NV             77,600(a)       911,800
   Pacificare Health Systems, Inc.,
     Class A                             20,598(a)     1,078,820
   Pacificare Health Systems, Inc.,
     Class B                                190(a)         9,547
   Patient InfoSystems, Inc.             59,000(a)       154,875
   United Healthcare Corp.               40,000        1,987,500

                                                       9,580,661
Metal Services, NEC (0.63%)
   BMC Industries, Inc.                  87,100        1,404,488

Miscellaneous Chemical
Products (1.61%)
   Cytec Industries                      51,200(a)     2,403,200
   H. B. Fuller Co.                      24,400        1,207,800

                                                       3,611,000
Mortgage Bankers & Brokers (0.75%)
   Money Store, Inc.                     79,700        1,673,700

Non-Store Retailers (0.98%)
   U.S. Office Products Co.             111,600(a)     2,190,150

Office Furniture (0.87%)
   Chromcraft Revington, Inc.            38,500(a)     1,232,000
   Kimball International, Inc., Class B  38,600          711,687

                                                       1,943,687
Office & Clinics of Medical
Doctors (1.01%)
   Phycor, Inc.                          83,700(a)     2,259,900

Oil & Gas Field Services (1.67%)
   Diamond Offshore Drilling             78,000        3,753,750

Operative Builders (1.48%)
   D. R. Horton, Inc.                   159,500        2,771,312
   Pulte Corp.                           13,421          561,166

                                                       3,332,478
Paints & Allied Products (0.65%)
   RPM, Inc.                             95,250        1,452,562

Plastic Materials & Synthetics (0.61%)
   A. Schulman, Inc.                     54,200        1,361,775

Plumbing, Heating,
Air-Conditioning (0.66%)
   Apogee Enterprises, Inc.             121,200        1,439,250
   Metalclad Corp.                       45,600(a)        49,875

                                                       1,489,125
Public Building & Related
Furniture (0.89%)
   BE Aerospace, Inc.                    75,000(a)     2,006,250

Refrigeration & Service
Machinery (0.33%)
   Tecumseh Products Co., Class A        15,300          745,875

Sanitary Services (0.92%)
   Browning-Ferris Industries, Inc.      49,500        1,831,500
   USA Waste Services, Inc.               5,847(a)       229,495

                                                       2,060,995
Savings Institutions (1.73%)
   Greenpoint Financial Corp.            35,000     $  2,539,687
   Sterling Financial Corp.              62,000(a)     1,348,500

                                                       3,888,187
Screw Machine Products, Bolts,
Etc. (0.94%)
   TriMas Corp.                          61,100        2,100,312

Security Brokers & Dealers (0.96%)
   Jefferies Group, Inc.                 52,800        2,161,500

Telephone Communications (2.46%)
   Brooks Fiber Properties               50,100(a)     2,755,500
   McLeod USA, Inc.                      86,600(a)     2,771,200

                                                       5,526,700
Toys & Sporting Goods (0.91%)
   Mattel, Inc.                          55,000        2,048,750

Trucking & Courier Services,
Except Air (0.47%)
   J. B. Hunt Transport Services, Inc.   56,900        1,066,875

Women's & Children's
Undergarments (0.54%)
   Warnaco Group                         38,556        1,209,695


                            Total Common Stocks      199,879,319

Preferred Stock (0.09%)

Medical Service & Health
Insurance (0.09%)
   Pacificare Health Systems, Inc.
     Series A Convertible                10,000          212,500


                                      Principal
                                        Amount          Value


Bonds (0.74%)

Computer & Data Processing
Services (0.22%)
   Sierra On Line Convertible
      Subordinated Debentures;
      6.50%; 4/1/01                 $   110,000(b)  $    489,913

Industrial Inorganic
Chemicals (0.07%)
   Ciba-Geigy Corp. Exchangeable
     Subordinated Debentures;
     6.25%; 3/15/16                     150,000(b)       164,250

Management & Public
Relations (0.45%)
   Complete Management, Inc.
     Convertible Debentures;
     8.00%; 12/15/03                  1,000,000        1,005,000


                                    Total Bonds        1,659,163

Commercial Paper (10.00%)

Business Credit Institutions (1.56%)
   American Express Credit Corp.;
     6.00%; 1/7/98                  $   755,000     $    754,355
   CIT Group Holdings, Inc. Notes;
     6.05%; 1/12/98                   2,750,000        2,745,378

                                                       3,499,733
Personal Credit Institutions (8.44%)
   Ford Motor Credit Co.;
     5.86%; 1/5/98                    1,085,000        1,084,470
     6.05%; 1/5/98                    6,480,000        6,476,733
     5.54%; 1/7/98                      240,000          239,802
   Investment in Joint Trade Account;
     Associates Corp.;
     6.75%; 1/2/98                   11,152,515       11,152,515

                                                      18,953,520

                         Total Commercial Paper       22,453,253

           Total Portfolio Investments (99.81%)      224,204,235

Cash and receivables, net of liabilities (0.19%)         425,404

                     Total Net Assets (100.00%)     $224,629,639

(a) Non-income producing security - No dividend paid during the past twelve months.
(b)  Restricted security - See Note 4 to the financial statements.

PRINCIPAL GOVERNMENT SECURITIES FUND, INC.

                                    Principal
    Type    Rate      Maturity          Amount          Value

Government National Mortgage Association (GNMA)
Certificates (31.14%)

GNMA I      6.00%  3/20/27          $   633,645      $   609,643
GNMA I      6.50   5/15/26              970,298          960,828
GNMA I      7.00   1/15/24-2/15/27    1,759,069        1,776,247
GNMA I      7.50   1/15/27-2/15/27    1,959,122        2,012,234
GNMA I      8.00   10/15/16-6/15/17   1,291,381        1,357,839
GNMA II     6.00   4/20/24-1/1/28    20,617,566       19,868,761
GNMA II     6.00   12/20/25-2/20/26   2,822,530        2,787,079


                        Total GNMA Certificates       29,372,631

Federal National Mortgage Association (FNMA)
Certificates (19.42%)

FNMA 5.50   5/1/24                    1,155,416        1,073,093
FNMA 6.00  11/1/23-3/1/26             3,805,617        3,677,700
FNMA 6.50  11/1/23-6/1/26             6,081,911        6,025,479
FNMA 7.00   8/1/23-11/1/27            4,672,680        4,715,146
FNMA 7.50   4/1/22-7/1/27             1,889,026        1,939,998
FNMA GL     6.50   8/1/25               894,586          886,892


                        Total FNMA Certificates       18,318,308

Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (17.72%)

FHLMC          5.50% 2/1/24         $   953,147      $   898,637
FHLMC          6.00  12/1/23-1/1/26   2,699,337        2,609,241
FHLMC          6.50  4/1/24-12/9/27   4,134,880        4,098,640
FHLMC          7.00  1/1/24-2/1/28    1,749,888        1,771,041
FHLMC          7.50  8/1/27-12/1/27   1,944,827        1,992,936
FHLMC GOLD     5.50  3/1/24             423,349          407,448
FHLMC GOLD     6.50  10/1/25-5/1/26   1,812,608        1,796,951
FHLMC GOLD     7.00  9/1/23-12/1/23   1,639,003        1,661,900
FHLMC GOLD     7.50  2/1/22-6/1/24    1,252,501        1,288,350
FHLMC G/L      7.50  3/1/23             179,017          184,259


                       Total FHLMC Certificates       16,709,403


                                    Principal
                                        Amount          Value


Student Loan Marketing Association (SLMA)
Certificates (15.51%)

Student Loan Marketing Association
   Debentures;
   7.30%; 8/1/12                    $10,000,000      $11,068,610
   8.47%; 12/1/08                     1,000,000        1,186,532
   9.15%; 12/1/04                     1,200,000        1,408,746
   Notes; 6.13%; 12/1/05                560,000          561,324
   Notes; 9.25%; 6/1/04                 350,000          409,213


                        Total SLMA Certificates       14,634,425

Private Export Funding Corporation (PEFCO)
Certificates (15.64%)

Private Export Funding Corp.
   Secured Notes;
   6.62%; 10/1/05                     2,000,000        2,069,000
   9.45%; 12/31/99                    4,500,000        4,810,140
   Series SS, Senior Secured Notes;
   5.50%; 3/15/01                     3,325,000        3,287,228
   5.80%; 2/1/04                      2,200,000        2,190,144
   7.03%; 10/31/03                    2,275,000        2,392,913


                       Total PEFCO Certificates       14,749,425

Federal Agency Short-Term Obligations (2.72%)

Federal & Federally Sponsored
Credit (2.72%)

   Federal Home Loan Mortgage Corp.;
     4.75%; 1/2/98                    2,570,000        2,570,000


          Total Portfolio Investments (102.15%)       96,354,192

Liabilities, net of cash and receivables (-2.15%)    $(2,031,732)


                     Total Net Assets (100.00%)      $94,322,460

PRINCIPAL GROWTH FUND, INC.

                                        Shares
                                         Held           Value

Common Stocks (84.59%)

Advertising (1.22%)
   Interpublic Group of Cos., Inc.       41,350     $  2,059,747

Beverages (1.68%)
   Coca-Cola Co.                          9,600          639,600
   Pepsico, Inc.                         59,900        2,182,606

                                                       2,822,206
Blast Furnace & Basic Steel
Products (0.57%)
   Lukens, Inc.                          33,600          959,700

Carpets & Rugs (0.38%)
   Shaw Industries, Inc.                 54,800          637,050

Cash Grains (1.91%)
   Pioneer Hi-Bred International, Inc.   29,900        3,206,775

Commercial Banks (8.45%)
   Banc One Corp.                        31,000        1,683,688
   BankBoston Corp.                      22,000        2,066,625
   Barnett Banks Inc.                    10,900          783,437
   Chase Manhattan                       15,000        1,642,500
   First of America Bank Corp.           19,150        1,476,944
   Firstar Corp.                         32,700        1,387,706
   FirstMerit Corp.                      31,800          902,325
   NationsBank Corp.                     26,602        1,617,734
   Norwest Corp.                         50,000        1,931,250
   Princeton National Bancorp., Inc.     27,300          723,450

                                                      14,215,659
Communications Equipment (3.13%)
   Commscope, Inc.                       27,566(a)       370,418
   Lucent Technologies                   20,000        1,597,500
   Nextlevel Systems                     82,700(a)     1,478,263
   Northern Telecom Ltd.                 20,400        1,815,600

                                                       5,261,781
Computer & Data Processing
Services (2.36%)
   GTECH Holdings Corp.                  52,100(a)     1,663,944
   Microsoft Corp.                       17,800(a)     2,300,650

                                                       3,964,594
Computer & Office Equipment (4.28%)
   Automatic Data Processing, Inc.       21,800        1,337,975
   Ceridian Corp.                        40,800(a)     1,869,150
   Digital Equipment Corp.               33,600(a)     1,243,200
   Hewlett-Packard Co.                   30,000        1,875,000
   Pitney Bowes, Inc.                     9,600          863,400

                                                       7,188,725
Department Stores (1.96%)
   Federated Department Stores           40,000(a)  $  1,722,500
   May Department Stores                 30,000        1,580,625

                                                       3,303,125
Drugs (8.35%)
   Bristol-Myers Squibb Co.              21,800        2,062,825
   Forest Laboratories, Inc.             35,600(a)     1,755,525
   Genzyme Corp. - General Division      26,300(a)       729,825
   Genzyme Corp. - Tissue Repair            285(a)         1,959
   Johnson & Johnson                     21,800        1,436,075
   Lilly (Eli) & Co.                     43,600        3,035,650
   Merck & Co., Inc.                     15,900        1,689,375
   Pharmacia & Upjohn, Inc.              30,000        1,098,750
   Smithkline Beecham PLC ADR            43,600        2,242,675

                                                      14,052,659
Eating & Drinking Places (1.42%)
   Marriott International, Inc.          27,300        1,890,525
   McDonald's Corp.                       7,600          362,900
   Tricon Global Restaurants, Inc.        4,590          133,397

                                                       2,386,822
Electrical Goods (0.53%)
   Avnet, Inc.                           13,600          897,600

Electronic Components &
Accessories (2.96%)
   General Semiconductors                20,675(a)       239,055
   Intel Corp.                           33,800        2,374,450
   Linear Technology Corp.               41,200        2,374,150

                                                       4,987,655
Electronic Distribution
Equipment (0.48%)
   General Electric Co.                  10,900          799,788

Federal & Federally Sponsored
Credit (1.02%)
   Federal National Mortgage Association 30,000        1,711,875

Fire, Marine, & Casualty
Insurance (1.21%)
   Travelers, Inc.                       37,798        2,036,367

Footwear, Except Rubber (1.32%)
   Stride Rite Corp.                    184,700        2,216,400

Forest Products (0.21%)
   Georgia Timber Group                  15,300          347,119

General Industrial Machinery (2.83%)
   Ingersoll-Rand Co.                    33,450        1,354,725
   Tyco International Ltd.               75,200        3,388,700

                                                       4,743,425
Grain Mill Products (1.73%)
   General Mills, Inc.                   20,000        1,432,500
   Ralston-Ralston Purina Group          15,900        1,477,706

                                                       2,910,206
Grocery Stores (0.32%)
   Casey's General Stores, Inc.          21,200          537,950

Hose, Belting, Gaskets &
Packing (0.87%)
   Mark IV Industries                    67,025        1,466,172

Hospitals (1.59%)
   Humana, Inc.                          49,600(a)  $  1,029,200
   Universal Health Services, Inc.,
     Class B                             32,700(a)     1,647,263

                                                       2,676,463
Household Furniture (1.15%)
   Masco Corp.                           38,100        1,938,337

Investment Offices (1.41%)
   AMVESCAP PLC Sponsored ADR            27,500        2,371,875

Lumber & Other Building
Materials (1.57%)
   Home Depot, Inc.                      44,800        2,637,600

Medical Instruments &
Supplies (1.77%)
   Becton, Dickinson & Co.               21,800        1,090,000
   Boston Scientific Corp.               41,100(a)     1,885,463

                                                       2,975,463
Medical Service & Health
Insurance (3.10%)
   AON Corp.                             19,150        1,122,669
   Foundation Health Systems, Inc.,
     Class A                             90,000(a)     2,013,750
   Pacificare Health Systems, Inc.,
     Class B                             11,011(a)       576,701
   United Healthcare Corp.               30,000        1,490,625

                                                       5,203,745
Millwork, Plywood & Structural
Members (0.55%)
   Georgia-Pacific Corp.                 15,300          929,475

Miscellaneous Converted Paper
Products (0.35%)
   Minnesota Mining & Mfg. Co.            7,100          582,644

Miscellaneous Fabricated Metal
Products (1.08%)
   Parker-Hannifin Corp.                 39,750        1,823,531

Miscellaneous Investing (1.72%)
   Cendant Corp.                         84,108(a)     2,891,213

Miscellaneous Plastics Products,
NEC (0.16%)
   Rubbermaid, Inc.                      10,900          272,500

Miscellaneous Shopping Goods
Stores (0.40%)
   Toys 'R' Us, Inc.                     21,500(a)       675,906

Motor Vehicles & Equipment (2.65%)
   Chrysler Corp.                        65,700        2,311,819
   Dana Corp.                            45,100        2,142,250

                                                       4,454,069
Paints & Allied Products (0.31%)
   RPM, Inc.                             34,125          520,406

Petroleum Refining (1.79%)
   Atlantic Richfield Co.                12,700        1,017,588
   Exxon Corp.                           32,300        1,976,356

                                                       2,993,944
Plastic Materials & Synthetics (0.50%)
   A. Schulman, Inc.                     33,600     $    844,200

Preserved Fruits & Vegetables (0.78%)
   CPC International, Inc.               12,100        1,303,775

Radio, Television & Computer
Stores (0.23%)
   Tandy Corp.                           10,000          385,625

Radio & Television
Broadcasting (1.06%)
   Sinclair Broadcast Group              38,200(a)     1,781,075

Refrigeration & Service
Machinery (0.49%)
   Tecumseh Products Co., Class A        16,800          819,000

Rubber & Plastics Footwear (0.51%)
   Nike, Inc.                            21,800          855,650

Sanitary Services (0.97%)
   Browning-Ferris Industries, Inc.      32,000        1,184,000
   Waste Management, Inc.                16,400          451,000

                                                       1,635,000
Soap, Cleaners & Toilet Goods (2.78%)
   Colgate-Palmolive Co.                 25,500        1,874,250
   Ecolab, Inc.                          50,600        2,805,138

                                                       4,679,388
Sugar & Confectionary
Products (1.18%)
   Wrigley Wm. Jr. Co.                   25,000        1,989,062

Telephone Communications (4.63%)
   MCI Communications Corp.              50,000        2,140,625
   Motorola, Inc.                        29,800        1,700,462
   Teleport Communication                45,000(a)     2,469,375
   WorldCom, Inc.                        49,100(a)     1,485,275

                                                       7,795,737
Toys & Sporting Goods (0.87%)
   Mattel, Inc.                          39,250        1,462,062

Variety Stores (0.38%)
   Wal-Mart Stores, Inc.                 16,400          646,775

Women's & Children's
Undergarments (1.42%)
   Warnaco Group, Class A                76,100        2,387,637


                            Total Common Stocks      142,245,557

Preferred Stock (0.08%)

Medical Service & Health
Insurance (0.08%)
   Pacificare Health Systems, Inc.,
     Series A Convertible                 6,091          129,434

                                      Principal
                                        Amount          Value

Commercial Paper (15.11%)

Business Credit Institutions (4.66%)
   American Express Credit Corp.;
     6.00%; 1/7/98                   $  600,000     $    599,500
   CIT Group Holdings, Inc. Notes;
     6.05%; 1/12/98                   7,250,000        7,237,816

                                                       7,837,316
Personal Credit Institutions (10.45%)
   American General Finance Corp.;
     5.85%; 1/5/98                      500,000          499,756
   Associates First Capital Corp.;
     6.17%; 1/7/98                      570,000          569,511
   Ford Motor Credit Co.;
     6.05%; 1/5/98                    7,165,000        7,161,388
     5.95%; 1/7/98                      270,000          269,777
   Household Finance Corp.;
     6.08%; 1/5/98                      695,000          694,648
   Investment in Joint Trade Account;
     Associates Corp.;
     6.75%; 1/2/98                    8,380,060        8,380,060

                                                      17,575,140


                         Total Commercial Paper       25,412,456


           Total Portfolio Investments (99.78%)      167,787,447

Cash and receivables, net of liabilities (0.22%)         372,946


                     Total Net Assets (100.00%)     $168,160,393



(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL HIGH YIELD FUND, INC.

                                      Principal
                                        Amount          Value

Bonds (93.91%)

Advertising (2.67%)
   Lamar Advertising Co.
     Senior Subordinated Notes;
     9.63%; 12/1/06                    $200,000      $   215,250
   Outdoor Systems
     Senior Subordinated Notes;
     8.88%; 6/15/07                     200,000          208,000

                                                         423,250
Aircraft & Parts (1.94%)
   Rohr Industries, Inc. Subordinated
     Debentures; 9.25%; 3/1/17          300,000          307,500

Blast Furnace & Basic Steel
Products (3.92%)
   Titan Wheel International Senior
     Subordinated Notes; 8.75%; 4/1/07  300,000          314,250
   Weirton Steel Corp. Senior Notes;
     10.75%; 6/1/05                     300,000          306,750

                                                         621,000
Broadwoven Fabric Mills,
Cotton (1.95%)
   J.P. Stevens & Co., Inc. Sinking Fund
     Debentures; 9.00%; 3/1/17         $300,000      $   309,750

Cable & Other Pay TV
Services (2.68%)
   Century Communications Senior
     Notes; 8.75%; 10/1/07              100,000          102,250
   Jones Intercable, Inc. Senior Notes;
     9.63%; 3/15/02                     300,000          322,500

                                                         424,750
Cogeneration - Small Power
Producer (2.55%)
   AES Corp. Senior Subordinated
     Notes; 8.38%; 8/15/07              200,000          199,500
   Calpine Corp. Senior Notes;
     8.75%; 7/15/07                     200,000(a)       204,000

                                                         403,500
Communication Equipment (1.29%)
   FWT, Inc. Senior Subordinated Notes;
     9.88%; 11/15/07                    200,000(a)       205,000

Computer & Data Processing
Services (0.65%)
   Decisionone Corp. Senior
     Subordinated Notes;
     9.75%; 8/1/07                      100,000          102,750

Crude Petroleum &
Natural Gas (6.56%)
   Chesapeake Energy Corp. Senior Notes;
     8.50%; 3/15/12                     200,000          198,500
   Nuevo Energy Co. Senior Subordinated
     Notes; 9.50%; 4/15/06              400,000          426,000
   Ocean Energy, Inc. Senior Subordianted
     Notes; 8.88%; 7/15/07              200,000          212,000
   Snyder Oil Co. Senior Subordinated
     Notes; 8.75%; 6/15/07              200,000          203,000

                                                       1,039,500
Dairy Farms (1.84%)
   Fage Dairy Industry S.A. Senior Notes;
     9.00%; 2/1/07                      300,000          291,750
Deep Sea Foreign Transportation
of Freight (1.28%)
   Trico Marine Services
     Senior Notes, Series E;
     8.50%; 8/1/05                      200,000(a)       202,750
Electrical Industrial Apparatus (1.34%)
   Motors & Gears, Inc., Series B Senior
     Notes; 10.75%; 11/15/06            200,000          212,500

Electronic Components &
Accessories (4.12%)
   Advanced Micro Devices, Inc.;
     Senior Secured Notes;
     11.00%; 8/1/03                     300,000          321,000
   Fairchild Semiconductor Corp.
     Senior Subordinated Notes;
     10.13%; 3/15/07                    125,000          132,188
   Flextronics International Ltd.
     Senior Subordinated Notes;
     8.75%; 10/15/07                   $200,000(a)   $   198,500

                                                         651,688
Engines & Turbines (1.80%)
   Outboard Marine Corp. Debentures;
     9.13%; 4/15/17                     300,000          285,000

Family Clothing Stores (0.64%)
   Specialty Retailers, Inc.
     Senior Notes;
     8.50%; 7/15/05                     100,000          102,000

Finance Services (1.32%)
   DVI, Inc. Senior Notes;
     9.88%; 2/1/04                      200,000          208,500

Footwear, Except Rubber (1.32%)
   Brown Group, Inc. Senior Notes;
     9.50%; 10/15/06                    200,000          209,000

Forest Products (1.86%)
   Doman Industries, Ltd. Senior Notes;
     8.75%; 3/15/04                     300,000          294,000

Fuel Dealers (1.88%)
   Petroleum Heat & Power Co., Inc.
     Subordinated Notes; 10.13%; 4/1/03 300,000          297,000

Groceries & Related Products (1.96%)
   Rykoff-Sexton, Inc. Senior
     Subordinated Notes; 8.88%; 11/1/03 300,000          309,750

Grocery Stores (1.36%)
   Quality Food Centers Senior
     Subordinated Notes; 8.70%; 3/15/07 200,000          216,000

Hotels & Motels (3.89%)
   HMH Properties, Inc. Senior Notes;
     8.88%; 7/15/07                     200,000          210,500
   John Q. Hammons Hotels, L.P. &
     Finance Corp. First Mortgage
     Notes; 8.88%; 2/15/04              300,000          306,000
   Riviera Holdings Corp. First Mortgage
     Notes; 10.00%; 8/15/04             100,000(a)        99,250

                                                         615,750
Industrial Inorganic
Chemicals (0.69%)
   PT Tri Polyta Indonesia TBK
     Guaranteed Secured Notes;
     11.38%; 12/1/03                    200,000          110,000

Knitting Mills (1.96%)
   Tultex Corp. Senior Notes;
     10.63%; 3/15/05                    300,000          310,500

Miscellaneous Amusement,
Recreation Service (3.30%)
   Rio Hotel & Casino, Inc. Senior
     Subordinated Notes;
     9.50%; 4/15/07                     300,000          317,250
   Station Casinos, Inc. Senior
     Subordinated Notes, Series B
     9.63%; 6/1/03                      200,000          206,000

                                                         523,250
Miscellaneous Electrical Equipment &
Supplies (0.62%)
   The DII Group Senior Subordinated
     Notes; 8.50%; 9/15/07             $100,000(a)   $    98,000

Miscellaneous Plastics Products,
NEC (1.92%)
   Congoleum Corp. Senior Notes;
     9.00%; 2/1/01                      300,000          303,750

Miscellaneous Shopping Goods
Stores (0.63%)
   Zale Corp. Senior Notes;
     8.50%; 10/1/07                     100,000(a)       100,000

Motion Picture Production &
Services (1.29%)
   Viacom, Inc. Guaranteed Senior
     Notes; 7.75%; 6/1/05               200,000          204,036

Newspapers (1.31%)
   Hollinger International Publishing, Inc.
     Senior Notes; 8.63%; 3/15/05       200,000          207,000

Nursing & Personal Care
Facilities (3.25%)
   Integrated Health Services, Inc.
     Senior Subordinated Notes;
     9.25%; 1/15/08                     200,000(a)       203,500
   Mariner Health Group, Inc. Senior
     Subordinated Notes; 9.50%; 4/1/06  300,000          310,500

                                                         514,000
Oil & Gas Field Services (2.91%)
   Dawson Production Services Senior
     Notes; 9.38%; 2/1/07               300,000          316,125
   Polysindo International Finance Co.
     B.V. Guaranteed Secured Notes;
     9.38%; 7/30/07                     200,000          144,000

                                                         460,125
Paper Mills (1.06%)
   Indah Kiat Finance Mauritius Ltd.
     Guaranteed Senior Notes;
     10.00%; 7/1/07                     200,000(a)       168,000

Paperboard Containers &
Boxes (0.16%)
   Paperboard Industries International, Inc.
     Senior Notes; 8.38%; 9/15/07        25,000(a)        24,750

Petroleum Refining (2.01%)
   Crown Central Petroleum Corp.
     Senior Notes; 10.88%; 2/1/05       300,000          318,000

Pulp Mills (1.21%)
   Pen-Tab Industries, Inc. Senior
     Subordinated Debentures;
     10.88%; 2/1/07                     200,000          192,000

Radio, Television & Computer
Stores (1.93%)
   CompUSA, Inc. Senior Subordinated
     Notes; 9.50%; 6/15/00             $300,000      $   306,000

Radio & Television
Broadcasting (2.66%)
   American Radio Systems Senior
     Subordinated Notes; 9.00%; 2/1/06  300,000          321,000
   Antenna TV S.A. Senior Notes;
     9.00%; 8/1/07                      100,000          100,000

                                                         421,000
Retail Stores, NEC (1.35%)
   Cole National Group, Inc. Senior
     Subordinated Notes;
     9.88%; 12/31/06                    200,000          214,000

Search & Navigation
Equipment (1.97%)
   AMRESCO, Inc. Senior Subordinated
     Notes; 10.00%; 3/15/04             300,000          311,250

Soap, Cleaners & Toilet Goods (2.01%)
   Coty, Inc. Senior Subordinated Notes;
     10.25%; 5/1/05                     300,000          318,750

Telephone Communication (8.81%)
   Lenfest Communications Senior Notes;
     8.38%; 11/1/05                     200,000          206,250
   Paging Network, Inc. Senior
     Debentures; 8.88%; 2/1/06          300,000          294,000
   Rogers Cablesystems, Ltd. Senior
     Secured Second Priority Notes;
     9.63%; 8/1/02                      250,000          266,250
   Rogers Cantel, Inc. Senior Secured
     Debentures; 9.75%; 6/1/16          300,000          320,250
   Vanguard Cellular Systems, Inc.
     Senior Debentures; 9.38%; 4/15/06  300,000          309,000

                                                       1,395,750
Textile Finishing, Except Wool (2.12%)
   Dominion Textile (USA), Inc.
     Guaranteed Senior Notes;
     9.25%; 4/1/06                      300,000          335,250

Water Supply (1.92%)
   California Energy Casecnan Water &
     Energy Co., Inc. Senior Secured
     Bonds, Series B; 11.95%; 11/15/10  300,000          304,500


                                    Total Bonds       14,872,599

Commercial Paper (3.67%)

Personal Credit Institutions (3.67%)
   Investment in Joint Trade Account;
     Associates Corp.; 6.75%; 1/2/98    580,360          580,360


           Total Portfolio Investments (97.58%)       15,452,959

Cash and receivables, net of liabilities (2.42%)         383,824


                     Total Net Assets (100.00%)      $15,836,783




(a)  Restricted security - See Note 4 to the financial statements.

PRINCIPAL MONEY MARKET FUND, INC.

                                    Principal
                                        Amount          Value

Commercial Paper (79.30%)

Asset Backed Securities (6.43%)
   Retailer Funding Corp.;
     5.74%; 1/6/98                   $  400,000      $   399,745
     6.05%; 1/7/98                      250,000          249,790
   Sheffield Receivables Corp.;
     5.90%; 1/13/98                     550,000          549,009
     5.75%; 1/14/98                     400,000          399,233
     5.90%; 1/23/98                     450,000          448,451
     5.80%; 2/6/98                    1,000,000          994,361

                                                       3,040,589
Business Credit Institutions (1.05%)
   General Electric Capital Corp.;
     5.85%; 1/23/98                     500,000          498,294

Commercial Banks (4.89%)
   Norwest Corporation;
     5.78%; 1/27/98                   1,100,000        1,095,585
     5.76%; 1/30/98                   1,225,000        1,219,512

                                                       2,315,097
Computer & Office
Equipment (3.24%)
   Xerox Corp.;
     5.75%; 2/13/98                   1,544,000        1,533,642

Department Stores (4.90%)
   Sears Roebuck Acceptance Corp.;
     5.81%; 1/16/98                     525,000          523,814
     5.59%; 1/21/98                     900,000          897,345
     5.59%; 1/22/98                     900,000          897,205

                                                       2,318,364
Electric Services (8.34%)
   AES Shady Point, Inc.;
     LOC Bank of
     Tokyo-Mitsubishi, Ltd.;
     5.65%; 1/20/98                     475,000          473,658
   Florida Power Corp.;
     6.75%; 1/2/98                    1,725,000        1,725,000
     5.85%; 1/5/98                      500,000          499,756
   Wisconsin Power & Light Co.;
     5.84%; 1/9/98                    1,250,000        1,248,581

                                                       3,946,995
Finance Services (4.90%)
   Mitsubishi International Corp.;
     5.77%; 1/12/98                     750,000          748,798
     5.73%; 1/13/98                     550,000          549,037
     5.81%; 1/16/98                     525,000          523,814
     5.75%; 1/22/98                     500,000          498,403

                                                       2,320,052
Foreign Banks, Branches &
Agencies (5.11%)
   Barclays U.S. Funding Corp.;
     5.81%; 1/2/98                      350,000          350,000
     5.70%; 1/21/98                     575,000          573,270
     5.70%; 1/26/98                   1,500,000        1,494,300

                                                       2,417,570
Gas Production & Distribution (3.25%)
   Chevron USA, Inc.;
     5.65%; 1/28/98                   1,275,000        1,269,797
   Washington Gas Light Co.;
     5.70%; 2/2/98                   $  270,000      $   268,675

                                                       1,538,472
Investment Offices (4.80%)
   Morgan Stanley Group, Inc.;
     5.72%; 1/12/98                   1,250,000        1,248,014
     5.72%; 1/13/98                     275,000          274,519
     5.80%; 1/20/98                     750,000          747,825

                                                       2,270,358
Mortgage Bankers & Brokers (3.27%)
   Countrywide Home Loan, Inc.;
     5.87%; 1/6/98                      550,000          549,641
     5.70%; 1/13/98                     500,000          499,129
     5.80%; 1/21/98                     500,000          498,470

                                                       1,547,240
Personal Credit Institutions (16.44%)
   Associates First Capital Corp.;
     6.17%; 1/2/98                      750,000          750,000
     5.57%; 1/16/98                     275,000          274,404
     5.70%; 1/16/98                     200,000          199,557
     5.76%; 1/28/98                     525,000          522,816
   Beneficial Corp.;
     5.88%; 1/22/98                     375,000          373,775
   Comoloco, Inc.;
     5.70%; 5/29/98                     250,000          244,181
     5.66%; 6/12/98                     500,000          487,344
     5.62%; 9/8/98                      375,000          360,423
     5.62%; 9/15/98                     350,000          336,012
   Ford Motor Credit Co.;
     5.71%; 1/6/98                      500,000          499,683
     5.95%; 1/7/98                      150,000          149,879
     5.71%; 1/12/98                     225,000          224,643
   General Motors Acceptance Corp.;
     5.80%; 1/8/98                    1,175,000        1,173,864
     5.82%; 1/30/98                     275,000          273,755
     5.56%; 4/3/98                      500,000          492,973
     5.59%; 5/26/98                     400,000          391,056
   Transamerica Finance Corp.
     5.70%; 1/5/98                    1,025,000        1,024,513

                                                       7,778,878
Security Brokers & Dealers (9.52%)
   Bear Stearns Cos., Inc.;
     5.72%; 1/9/98                    1,000,000          998,888
   Goldman Sachs Group, L.P.;
     5.80%; 1/7/98                    1,000,000          999,194
     5.80%; 1/14/98                     700,000          698,646
     5.73%; 1/23/98                     500,000          498,329
   Merrill Lynch & Co., Inc.;
     5.70%; 1/14/98                     450,000          449,145
     5.80%; 2/2/98                      500,000          497,503
     5.63%; 9/1/98                      375,000          360,808

                                                       4,502,513
Sugar & Confectionary
Products (2.11%)
   Hershey Foods Corp.;
     5.80%; 1/29/98                   1,000,000          995,650

Telephone Communications (1.05%)
   Bell Atlantic Financial Services, Inc.;
     5.90%; 1/30/98                     500,000          497,705


                         Total Commercial Paper       37,521,419

Bank Notes (3.27%)

Commercial Banks (3.27%)
   Bankboston, N.A.;
     5.97%; 10/23/98                 $  250,000      $   250,000
   Morgan Guaranty Trust Co.;
     5.93%; 8/31/98                     300,000          299,990
   Morgan Guaranty Trust Co.
     Certificate of Deposit;
     5.84%; 7/28/98                   1,000,000          999,783


                               Total Bank Notes        1,549,773

Bonds (17.70%)

Beverages (1.78%)
   Coca-Cola Co. Notes;
     7.88%; 9/15/98                     340,000          344,534
   Pepsico, Inc. Notes;
     6.13%; 1/15/98                     500,000          500,034

                                                         844,568
Business Credit Institutions (5.04%)
   Associates Corp., N.A. Senior Notes;
     8.80%; 8/1/98                      125,000          126,885
   CIT Group Holdings, Inc.
     Debentures; 8.75%; 4/15/98         750,000          755,600
     Medium-Term Notes;
     5.63%; 4/1/98                      500,000          499,580
     6.20%; 4/15/98                     500,000          500,095
     Senior Notes; 5.85%; 3/16/98       500,000          500,189

                                                       2,382,349
Consumer Products (1.27%)
   Philip Morris Cos. Notes;
     6.38%; 1/15/98                     600,000          600,069

Electric Services (0.42%)
   Southern California Edison Co.
     Notes; 5.88%; 2/1/98               200,000          200,008

Finance Services (1.06%)
   PHH Corp. Medium-Term
     Bonds; 6.00%; 10/27/98             500,000          499,837

Personal Credit Instituons (8.13%)
   American General Finance Corp.
     Senior Notes; 8.25%; 1/15/98       500,000          500,375
   Associates Corp. of North America
     Senior Notes;
     8.38%; 1/15/98                     455,000          455,357
     6.38%; 8/15/98                     300,000          300,732
     5.25%; 9/1/98                      350,000          348,355
     6.50%; 9/9/98                      200,000          200,794
   Commercial Credit Co. Notes;
     8.50%; 2/15/98                     800,000          802,394
     5.50%; 5/15/98                     600,000          598,690
   General Electric Capital Corp. Notes;
     8.00%; 1/15/98                     200,000          200,123
   Norwest Financial, Inc. Senior Notes;
     8.50%; 8/15/98                     433,000          439,442

                                                       3,846,262


                                    Total Bonds        8,373,093


          Total Portfolio Investments (100.27%)      $47,444,285

Liabilities, net of cash and receivables (-0.27%)       (129,367)


                     Total Net Assets (100.00%)      $47,314,918

PRINCIPAL WORLD FUND, INC.

                                        Shares
                                         Held           Value

Common Stocks (88.85%)

Advertising (1.73%)
   WPP Group PLC                        488,100     $  2,164,411

Beverages (2.01%)
   Lion Nathan                          205,000          459,472
   Panamerican Beverages ADR             63,100        2,058,637

                                                       2,518,109
Blast Furnace & Basic Steel
Products (0.79%)
   Voest-Alpine Stahl                    25,700(b)       989,333

Central Reserve Depositories (3.88%)
   Banco Totta & Acores                  39,000          766,659
   Dao Heng Bank Group Ltd.              28,500           71,174
   National Westminster Bank            156,421        2,598,206
   Union Bank of Norway                  12,800          456,635
   Wing Hang Bank                       343,200          970,034

                                                       4,862,708
Combination Utility Services (0.81%)
   ABB AG                                   805        1,012,769

Commercial Banks (11.06%)
   ABN-AMRO Holdings NV                 102,522        1,997,615
   Bank of Ireland                      186,833        2,868,188
   Barclays PLC                          64,748        1,720,565
   Fokus Bank                            64,000(b)       594,667
   Instituto Mobiliare Italiano         141,000        1,674,777
   National Australia Bank Ltd.          91,986        1,284,405
   Royal Bank of Canada Montreal, Quebec 36,000        1,901,862
   Svenska Handelsbanken AB Free         56,500        1,819,397

                                                      13,861,476
Communications Equipment (0.71%)
   ECI Telecommunications Ltd. ADR       35,000          892,500

Communications Services, NEC (0.88%)
   KPN Royal PTT Nederland               26,450        1,103,808

Computer & Office Equipment (0.07%)
   Canon, Inc.                            4,000           93,523

Construction & Related
Machinery (0.46%)
   Powerscreen International PLC         58,100          580,757

Consumer Products (2.81%)
   Imasco Ltd.                           56,101        1,979,778
   Imperial Tobacco Group PLC           243,500        1,538,517

                                                       3,518,295
Crude Petroleum & Natural
Gas (0.32%)
   Hardy Oil & Gas                       86,200     $    405,644

Deap Sea Foreign Transportation
of Freight (0.60%)
   Van Ommeren NV                        22,288          747,614

Department Stores (0.56%)
   Vendex International                  12,658          698,703

Drugs (6.08%)
   Elan Corp. PLC ADR                    34,400(a)     1,760,850
   Novartis AG                            1,668        2,710,334
   Pharmacia & Upjohn, Inc.              46,500        1,703,062
   Teva Pharmaceutical ADR               30,600        1,447,763

                                                       7,622,009
Electric Light & Wiring
Equipment (0.03%)
   Clipsal Industries Holdings           25,000           32,000

Electric Services (0.74%)
   Enersis SA ADR                        32,000          928,000

Electronic Components &
Accessories (1.29%)
   Amtek Engineering                    221,250          133,937
   Elec & Eltek International           294,800        1,350,184
   Murata Mfg.                            1,000           25,227
   Varitronix                            63,000          108,140

                                                       1,617,488
Electronic Distribution
Equipment (1.72%)
   Phillips Electronics                  25,000        1,499,585
   Techtronic Industries Co.          2,800,000          650,468

                                                       2,150,053
Engines & Turbines (1.79%)
   Mabuchi Motor                          1,400           71,388
   PT United Tractors                   285,000           33,714
   RHI AG                                31,000        1,065,937
   Scapa Group PLC                      281,000        1,068,047

                                                       2,239,086
Farm & Garden Machinery (1.81%)
   New Holland NV                        86,000        2,273,625

Finance Services (0.04%)
   MBF Capital Berhad                   195,000           45,339

Functions Closely Related to
Banking (0.61%)
   Liechtenstein Global Trust AG          1,225          760,087

Gas Production & Distribution (1.56%)
   OMV AG                                14,150        1,957,379

General Industrial Machinery (0.60%)
   SKF AB 'B' Free                       35,300          751,882

Holding Offices (0.38%)
   First Pacific Co., Ltd.              978,382          473,517

Hose, Belting, Gaskets &
Packing (0.49%)
   Phoenix AG                            34,500     $    614,001

Industrial Inorganic Chemicals (1.74%)
   Bayer AG                              30,100        1,117,423
   Kemira OY                            112,000(b)     1,059,226

                                                       2,176,649
Investment Offices (1.55%)
   AMVESCAP PLC                         226,800        1,946,120

Life Insurance (1.20%)
   QBE Insurance Group Ltd.             332,685        1,497,205

Meat Products (4.92%)
   AFFCO Holdings                     1,147,266          253,143
   Danisco AS                            44,700        2,480,718
   Davomas ABADI                        780,000          141,951
   Orkla B                               21,300        1,658,422
   Unilever NV                           26,520        1,635,239

                                                       6,169,473
Metal Services, NEC (0.79%)
   Philip Services Corp. ADR             69,000(a)       991,875

Miscellaneous Chemical
Products (1.16%)
   Hoechst AG                            41,800        1,448,319

Miscellaneous Converted Paper
Products (1.47%)
   Bunzl PLC                            472,000        1,840,613

Miscellaneous Food & Kindred
Products (1.26%)
   Greencore Group PLC                  328,000(a)     1,575,901

Miscellaneous Manufacturers (0.22%)
   Carter Holt Harvey Ltd.              181,000          279,562

Miscellaneous Non-Durable
Goods (1.58%)
   Diageo PLC                           215,516        1,980,500

Miscellaneous Textile Goods (0.60%)
   Espirit Holdings Ltd.              2,298,000          748,871

Miscellaneous Transportation
Equipment (0.75%)
   Autoliv AB                            28,700          939,925

Miscellaneous Wood Products (0.14%)
   Enso OY                               22,300          172,815

Motor Vehicles & Equipment (3.74%)
   E.C.I.A. Equipment and Composants      8,300        1,669,420
   Hyndai Motor Co. Ltd. GDR             25,000(b)        41,875
   Mayflower Corp. PLC                  617,000        1,878,145
   Swedish Match Co.                    284,000          948,532
   UMW Holdings Berhad                  196,000          148,547

                                                       4,686,519
Newspapers (1.05%)
   Investec-Consultadoria
     Internacional SA                     8,600     $    254,944
   Publishing & Broadcasting Ltd.       240,000        1,063,356

                                                       1,318,300
Oil & Gas Field Services (1.10%)
   ENI SPA                              243,000        1,378,561

Petroleum Refining (4.34%)
   Repsol Petroleo SA                    39,860        1,699,894
   Sasol Ltd.                           135,000        1,412,043
   YPF Sociedad Anonima ADR              68,000        2,324,750

                                                       5,436,687
Plastic Materials & Synthetics (1.13%)
   Astra AB                              84,000        1,413,346

Pulp Mills (2.38%)
   Lassila & Tikanoja Ltd. OY            73,200        1,700,455
   UPM-Kymmene OY                        64,140        1,283,864

                                                       2,984,319
Radio & Television
Broadcasting (1.35%)
   Carlton Communications PLC           220,000        1,694,106

Security Brokers & Dealers (0.39%)
   Peregrine Investment Holdings        685,000(c)       486,238
   Peregrine Investment - Warrants       38,800(a)(c)         50

                                                         486,288
Soap, Cleaners, & Toilet Goods (2.80%)
   Benckiser NV, B Shares                36,150(a)     1,496,125
   Reckitt & Colman PLC                 127,945        2,011,528

                                                       3,507,653
Special Industry Machinery (1.77%)
   Cookson Group                        565,000        1,817,471
   IHC Caland NV                          7,700          399,580

                                                       2,217,051
Sugar & Confectionary Products (1.85%)
   Nestle                                 1,545        2,318,743

Telephone Communications (5.18%)
   Nokia Corp., Class A ADR              23,800        1,666,000
   Telecom Corp. of New Zealand Ltd.    289,000        1,401,206
   Telecom Italia-DI                    260,575        1,149,598
   Telefonica de Espana SA               79,700        2,274,672

                                                       6,491,476
Trusts (0.03%)
   Fairfax Trust                        240,000(a)        40,658

Watches, Clocks, Watchcases &
Parts (0.53%)
   Tag Heur International SA              7,600(a)       661,753


                            Total Common Stocks      111,317,404

Preferred Stock (0.92%)

Commercial Banks (0.92%)
   National Australia Bank ECU           40,500        1,151,719

Bonds (0.80%)

Fire, Marine & Casualty
Insurance (0.80%)
   Alfa SA Convertible Subordinated
   Debentures; 8.00%; 9/15/00        $  700,000(b)  $  1,001,000

Commercial Paper (9.13%)

Asset Backed Securities (2.59%)
   CXC Incorporated;
     5.97%; 1/5/98                    3,250,000        3,248,383

Business Credit Institutions (3.59%)
   General Electric Capital Co.;
     6.50%; 1/2/98                    4,500,000        4,500,000

Personal Credit Institutions (2.95%)
   Associates Corp.;
     6.12%; 1/12/98                   3,700,000        3,693,710


                         Total Commercial Paper       11,442,093


           Total Portfolio Investments (99.70%)      124,912,216

Cash and receivables, net of liabilities (0.30%)         376,558


                     Total Net Assets (100.00%)     $125,288,774


(a)  Non-income  producing  security - No dividend  paid during the period.
(b)  Restricted  security  - See  Note 4 to  the  financial  statements.
(c) On January 12, 1998 Peregrine Investment Holdings filed a plan of liquidation.

                Principal World Fund, Inc. Investments by Country


                              Total         Percentage of Total
     Country                   Value               Value


   Argentina              $  2,324,750             1.86%
   Australia                 5,037,343             4.03
   Austria                   4,012,649             3.21
   Canada                    4,873,515             3.90
   Chile                       928,000             0.74
   Denmark                   2,480,718             1.99
   Finland                   5,882,360             4.71
   France                    1,669,420             1.34
   Germany                   3,179,743             2.55
   Hong Kong                 3,508,491             2.81
   Indonesia                   175,665             0.14
   Israel                    2,340,263             1.87
   Italy                     4,202,936             3.36
   Japan                       190,138             0.15
   Malaysia                    193,886             0.16
   Mexico                    3,059,638             2.45
   Netherlands              11,851,895             9.49
   New Zealand               2,393,382             1.92
   Norway                    2,709,724             2.17
   Portugal                  1,021,603             0.82
   Singapore                 1,516,121             1.21
   South Africa              1,412,043             1.13
   South Korea                  41,875             0.03
   Spain                     3,974,566             3.18
   Sweden                    5,873,081             4.70
   Switzerland               7,463,685             5.98
   United Kingdom           29,449,570            23.58
   United States            13,145,156            10.52


   Total                  $124,912,216           100.00%

FINANCIAL HIGHLIGHTS


Selected data for a share of Capital Stock outstanding throughout each period:

                                                                 Income from
                                                             Investment Operations                    Less Distributions


                                                                Net Realized
                                                                     and                                                  Excess
                                            Net Asset     Net    Unrealized      Total      Dividends                  Distributions
                                            Value at    Invest-     Gain         from       from Net    Distributions      from
                                            Beginning    ment     (Loss) on    Investment  Investment       from         Capital
                                            of Period   Income   Investments  Operations     Income     Capital Gains    Gains(a)

   PRINCIPAL AGGRESSIVE GROWTH FUND INC.
     Year Ended December 31,
       1997                                  $14.52      $.04       $4.26       $4.30       $(.04)         $(2.48)        $ --
       1996                                   12.94       .11        3.38        3.49        (.11)          (1.80)          --
       1995                                   10.11       .13        4.31        4.44        (.13)          (1.48)          --
     Period Ended December 31, 1994(d)         9.92       .05         .24         .29        (.05)           (.05)          --

   PRINCIPAL ASSET ALLOCATION FUND, INC.
     Year Ended December 31,
       1997                                   11.48       .30        1.72        2.02        (.30)          (1.26)          --
       1996                                   11.11       .36        1.06        1.42        (.36)           (.69)          --
       1995                                    9.79       .40        1.62        2.02        (.40)           (.30)          --
     Period Ended December 31, 1994(d)         9.98       .23        (.18)        .05        (.23)           --            (.01)

   PRINCIPAL BALANCED FUND, INC.
     Year Ended December 31,
       1997                                   14.44       .46        2.11        2.57        (.45)          (1.05)          --
       1996                                   13.97       .40        1.41        1.81        (.40)           (.94)          --
       1995                                   11.95       .45        2.44        2.89        (.45)           (.42)          --
       1994                                   12.77       .37        (.64)       (.27)       (.37)           (.18)          --
       1993                                   12.58       .42         .95        1.37        (.42)           (.76)          --

   PRINCIPAL BOND FUND, INC.
     Year Ended December 31,
       1997                                   11.33       .76         .44        1.20        (.75)           --             --
       1996                                   11.73       .68        (.40)        .28        (.68)           --             --
       1995                                   10.12       .62        1.62        2.24        (.63)           --             --
       1994                                   11.16       .72       (1.04)       (.32)       (.72)           --             --
       1993                                   10.77       .88         .38        1.26        (.87)           --             --

   PRINCIPAL CAPITAL ACCUMULATION FUND, INC.
     Year Ended December 31,
       1997                                   29.84       .68        7.52        8.20        (.67)          (2.76)          --
       1996                                   27.80       .57        5.82        6.39        (.58)          (3.77)          --
       1995                                   23.44       .60        6.69        7.29        (.60)          (2.33)          --
       1994                                   24.61       .62        (.49)        .13        (.61)           (.69)          --
       1993                                   25.19       .61        1.32        1.93        (.60)          (1.91)          --

   PRINCIPAL EMERGING GROWTH FUND, INC.
     Year Ended December 31,
       1997                                   29.74       .24        6.48        6.72        (.23)           (.76)          --
       1996                                   25.33       .22        5.07        5.29        (.22)           (.66)          --
       1995                                   19.97       .22        5.57        5.79        (.22)           (.21)          --
       1994                                   20.79       .14         .03         .17        (.14)           (.85)          --
       1993                                   18.91       .17        3.47        3.64        (.17)          (1.59)          --


See accompanying notes.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:


                                            Less Distributions                                        Ratios/Supplemental Data



                                                                                                            Ratio of Net
                                                             Net Asset                           Ratio of    Investment
                                                             Value at            Net Assets at  Expenses to   Income to  Portfolio
                                                  Total       End of    Total    End of Period    Average      Average   Turnover
                                              Distributions   Period   Return   (in thousands)  Net Assets   Net Assets    Rate



   PRINCIPAL AGGRESSIVE GROWTH FUND INC.
     Year Ended December 31,
       1997                                     $(2.52)       $16.30   30.86%     $149,182         .82%         .29%      172.6%
       1996                                      (1.91)        14.52   28.05        90,106         .85         1.05       166.9
       1995                                      (1.61)        12.94   44.19        33,643         .90         1.34       172.9
     Period Ended December 31, 1994(d)            (.10)        10.11    2.59(b)     13,770        1.03(c)      1.06(c)    105.6(c)

   PRINCIPAL ASSET ALLOCATION FUND, INC.
     Year Ended December 31,
       1997                                      (1.56)        11.94   18.19        76,804         .89         2.55       131.6
       1996                                      (1.05)        11.48   12.92        61,631         .87         3.45       108.2
       1995                                       (.70)        11.11   20.66        41,074         .89         4.07        47.1
     Period Ended December 31, 1994(d)            (.24)         9.79     .52(b)     28,041         .95(c)      4.27(c)     60.7(c)

   PRINCIPAL BALANCED FUND, INC.
     Year Ended December 31,
       1997                                      (1.50)        15.51   17.93       133,827         .61         3.26        69.7
       1996                                      (1.34)        14.44   13.13        93,158         .63         3.45        22.6
       1995                                       (.87)        13.97   24.58        45,403         .66         4.12        25.7
       1994                                       (.55)        11.95   (2.09)       25,043         .69         3.42        31.5
       1993                                      (1.18)        12.77   11.06        21,399         .69         3.30        15.8

   PRINCIPAL BOND FUND, INC.
     Year Ended December 31,
       1997                                       (.75)        11.78   10.60        81,921         .52         6.85         7.3
       1996                                       (.68)        11.33    2.36        63,387         .53         7.00         1.7
       1995                                       (.63)        11.73   22.17        35,878         .56         7.28         5.9
       1994                                       (.72)        10.12   (2.90)       17,108         .58         7.86        18.2
       1993                                       (.87)        11.16   11.67        14,387         .59         7.57        14.0

   PRINCIPAL CAPITAL ACCUMULATION FUND, INC.
     Year Ended December 31,
       1997                                      (3.43)        34.61   28.53       285,231         .47         2.13        23.4
       1996                                      (4.35)        29.84   23.50       205,019         .49         2.06        48.5
       1995                                      (2.93)        27.80   31.91       135,640         .51         2.25        49.2
       1994                                      (1.30)        23.44     .49       120,572         .51         2.36        44.5
       1993                                      (2.51)        24.61    7.79       128,515         .51         2.49        25.8

   PRINCIPAL EMERGING GROWTH FUND, INC.
     Year Ended December 31,
       1997                                       (.99)        35.47   22.75       224,630         .64          .79         7.8
       1996                                       (.88)        29.74   21.11       137,161         .66         1.07         8.8
       1995                                       (.43)        25.33   29.01        58,520         .70         1.23        13.1
       1994                                       (.99)        19.97     .78        23,912         .74         1.15        12.0
       1993                                      (1.76)        20.79   19.28        12,188         .78          .89        22.4


See accompanying notes.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:


                                      Ratios/Supplemental Data

                                               Average
                                             Commission
                                                Rate

   PRINCIPAL AGGRESSIVE GROWTH FUND INC.
     Year Ended December 31,
       1997                                   $.0571
       1996                                    .0541
       1995                                      N/A
     Period Ended December 31, 1994(d)           N/A

   PRINCIPAL ASSET ALLOCATION FUND, INC.
     Year Ended December 31,
       1997                                    .0569
       1996                                    .0497
       1995                                      N/A
     Period Ended December 31, 1994(d)           N/A

   PRINCIPAL BALANCED FUND, INC.
     Year Ended December 31,
       1997                                    .0394
       1996                                    .0417
       1995                                      N/A
       1994                                      N/A
       1993                                      N/A

   PRINCIPAL BOND FUND, INC.
     Year Ended December 31,
       1997                                      N/A
       1996                                      N/A
       1995                                      N/A
       1994                                      N/A
       1993                                      N/A

   PRINCIPAL CAPITAL ACCUMULATION FUND, INC.
     Year Ended December 31,
       1997                                    .0451
       1996                                    .0426
       1995                                      N/A
       1994                                      N/A
       1993                                      N/A

   PRINCIPAL EMERGING GROWTH FUND, INC.
     Year Ended December 31,
       1997                                    .0371
       1996                                    .0379
       1995                                      N/A
       1994                                      N/A
       1993                                      N/A


See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)

                                                                   Income from
                                                               Investment Operations                   Less Distributions

                                                                 Net Realized
                                                                      and                                                 Excess
                                             Net Asset    Net     Unrealized       Total     Dividends       Total     Distributions
                                             Value at   Invest-      Gain          from      from Net       Return       from Net
                                             Beginning   ment      (Loss) on     Investment Investment    of Capital    Investment
                                             of Period  Income    Investments   Operations    Income     Dividends(a)    Income(a)

   PRINCIPAL GOVERNMENT SECURITIES FUND, INC.
     Year Ended December 31,
       1997                                   $10.31     $.66        $ .41        $1.07       $(.66)        $ --           $ --
       1996                                    10.55      .59         (.24)         .35        (.59)          --             --
       1995                                     9.38      .60         1.18         1.78        (.61)          --             --
       1994                                    10.61      .76        (1.24)        (.48)       (.75)          --             --
       1993                                    10.28      .71          .33         1.04        (.71)          --             --

   PRINCIPAL GROWTH FUND, INC.
     Year Ended December 31,
       1997                                    13.79      .18         3.53         3.71        (.18)          --             --
       1996                                    12.43      .16         1.39         1.55        (.16)          --             --
       1995                                    10.10      .17         2.42         2.59        (.17)          --             --
     Period Ended December 31, 1994(f)          9.60      .07          .51          .58        (.08)          --             --

   PRINCIPAL HIGH YIELD FUND, INC.
     Year Ended December 31,
       1997                                     8.72      .76          .18          .94        (.76)          --             --
       1996                                     8.39      .80          .30         1.10        (.77)          --             --
       1995                                     7.91      .76          .51         1.27        (.77)          --            (.02)
       1994                                     8.62      .77         (.72)         .05        (.76)          --             --
       1993                                     8.38      .80          .23         1.03        (.79)          --             --

   PRINCIPAL MONEY MARKET FUND, INC.
     Year Ended December 31,
       1997                                     1.000     .051        --            .051       (.051)         --             --
       1996                                     1.000     .049        --            .049       (.049)         --             --
       1995                                     1.000     .054        --            .054       (.054)         --             --
       1994                                     1.000     .037        --            .037       (.037)         --             --
       1993                                     1.000     .027        --            .027       (.027)         --             --

   PRINCIPAL WORLD FUND, INC.
     Year Ended December 31,
       1997                                    13.02      .23         1.35         1.58        (.23)         (.02)           --
       1996                                    10.72      .22         2.46         2.68        (.22)          --             --
       1995                                     9.56      .19         1.16         1.35        (.18)          --             --
     Period Ended December 31, 1994(f)          9.94      .03         (.33)        (.30)       (.05)          --            (.02)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)

                                           Less Distributions                                       Ratios/Supplemental Data

                                                               Excess                   Net Asset                         Ratio of
                                             Distributions  Distribution                Value at           Net Assets at Expenses to
                                                 from       from Capital     Total       End of    Total   End of Period   Average
                                             Capital Gains    Gains(a)   Distributions   Period   Return  (in thousands) Net Assets

   PRINCIPAL GOVERNMENT SECURITIES FUND, INC.
     Year Ended December 31,
       1997                                       $--          $ --        $ (.66)     $10.72     10.39%      $94,322        .52%
       1996                                        --            --          (.59)      10.31      3.35        85,100        .52
       1995                                        --            --          (.61)      10.55     19.07        50,079        .55
       1994                                        --            --          (.75)       9.38     (4.53)       36,121        .56
       1993                                        --            --          (.71)      10.61     10.07        36,659        .55

   PRINCIPAL GROWTH FUND, INC.
     Year Ended December 31,
       1997                                       (.10)         (.01)        (.29)      17.21     26.96       168,160        .50
       1996                                       (.03)          --          (.19)      13.79     12.51        99,612        .52
       1995                                       (.09)          --          (.26)      12.43     25.62        42,708        .58
     Period Ended December 31, 1994(f)             --            --          (.08)      10.10      5.42(b)     13,086        .75(c)

   PRINCIPAL HIGH YIELD FUND, INC.
     Year Ended December 31,
       1997                                        --            --          (.76)       8.90     10.75        15,837        .68
       1996                                        --            --          (.77)       8.72     13.13        13,740        .70
       1995                                        --            --          (.79)       8.39     16.08        11,830        .73
       1994                                        --            --          (.76)       7.91       .62         9,697        .73
       1993                                        --            --          (.79)       8.62     12.31         9,576        .74

   PRINCIPAL MONEY MARKET FUND, INC.
     Year Ended December 31,
       1997                                        --            --          (.051)      1.000     5.04        47,315        .55
       1996                                        --            --          (.049)      1.000     5.07        46,244        .56
       1995                                        --            --          (.054)      1.000     5.59        32,670        .58
       1994                                        --            --          (.037)      1.000     3.76        29,372        .60
       1993                                        --            --          (.027)      1.000     2.69        22,753        .60

   PRINCIPAL WORLD FUND, INC.
     Year Ended December 31,
       1997                                       (.45)          --          (.70)      13.90     12.24       125,289        .87
       1996                                       (.16)          --          (.38)      13.02     25.09        71,682        .90
       1995                                       (.01)          --          (.19)      10.72     14.17        30,566        .95
     Period Ended December 31, 1994(f)            (.01)          --          (.08)       9.56     (3.37)(b)    13,746       1.24(c)

FINANCIAL HIGHLIGHTS


                                                 Ratios/Supplement Data

                                             Ratio of Net
                                              Investment
                                               Income to   Portfolio    Average
                                               Average    Turnover   Commission
                                              Net Assets     Rate       Rate(e)

   PRINCIPAL GOVERNMENT SECURITIES FUND, INC.
     Year Ended December 31,
       1997                                      6.37%        9.0%         N/A
       1996                                      6.46         8.4          N/A
       1995                                      6.73         9.8          N/A
       1994                                      7.05        23.2          N/A
       1993                                      7.07        20.4          N/A

   PRINCIPAL GROWTH FUND, INC.
     Year Ended December 31,
       1997                                      1.34        15.4       $.0366
       1996                                      1.61         2.0        .0401
       1995                                      2.08         6.9          N/A
     Period Ended December 31, 1994(f)           2.39(c)      0.9%c)       N/A

   PRINCIPAL HIGH YIELD FUND, INC.
     Year Ended December 31,
       1997                                      8.50        32.0          N/A
       1996                                      9.21        32.0          N/A
       1995                                      9.09        35.1          N/A
       1994                                      9.02        30.6          N/A
       1993                                      8.80        28.7          N/A

   PRINCIPAL MONEY MARKET FUND, INC.
     Year Ended December 31,
       1997                                      5.12        N/A           N/A
       1996                                      5.00        N/A           N/A
       1995                                      5.32        N/A           N/A
       1994                                      3.81        N/A           N/A
       1993                                      2.64        N/A           N/A

   PRINCIPAL WORLD FUND, INC.
     Year Ended December 31,
       1997                                      1.92        22.7        .0199
       1996                                      2.28        12.5        .0120
       1995                                      2.26        15.6          N/A
     Period Ended December 31, 1994(f)           1.31(c)     14.4(c)       N/A


See accompanying notes.

Notes to Financial  Highlights

(a) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

(b) Total return amounts have not been annualized.

(c) Computed on an annualized basis.

(d) Period from June 1, 1994, date shares first offered to public, through December 31, 1994. Net investment income, aggregating $.01 per share for Principal Aggressive Growth Fund, Inc. and $.01 per share for Principal Asset Allocation Fund, Inc. for the period from the initial purchase of shares on May 23, 1994 through May 31, 1994, was recognized, none of which was distributed to the sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, Principal Aggressive Growth Fund, Inc. and Principal Asset Allocation Fund, Inc. incurred unrealized losses on investments of $.09 and $.03 per share, respectively, during the initial interim period. This represented activities of each fund prior to the initial public offering of fund shares.

(e) The Principal World Fund, Inc. identified the cost of commissions paid on purchases and sales of portfolio securities charged in the local currency of the respective country involved. The value of the commissions are translated into U.S. dollars at approximate rates when acquired or sold. This translation can give the appearance that the Principal World Fund, Inc. average commissions rate is substantially different from the other funds.

(f) Period from May 1, 1994, date shares first offered to public, through December 31, 1994. Net investment income, aggregating $.01 per share for Principal Growth Fund, Inc. and $.04 per share for Principal World Fund, Inc. for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, Principal Growth Fund, Inc. and Principal World Fund, Inc. incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each fund prior to the initial public offering of fund shares.

REPORT OF INDEPENDENT AUDITORS

The Boards of Directors and Shareholders
Principal Aggressive Growth Fund, Inc.
Principal Asset Allocation Fund, Inc.
Principal Balanced Fund, Inc.
Principal Bond Fund, Inc.
Principal Capital Accumulation Fund, Inc.
Principal Emerging Growth Fund, Inc.
Principal Government Securities Fund, Inc.
Principal Growth Fund, Inc.
Principal High Yield Fund, Inc.
Principal Money Market Fund, Inc.
Principal World Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal Money Market Fund, Inc., and Principal World Fund, Inc., as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal Money Market Fund, Inc., and Principal World Fund, Inc. at December 31, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


/S/ERNST & YOUNG LLP

Des Moines, Iowa
January 16, 1998

     SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL AGGRESSIVE GROWTH FUND, INC.
                             HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis                6,772,393            152,665
    Ehrle                6,761,712            163,347
    Ferguson             6,774,012            151,046
    Gilbert              6,773,378            151,680
    Griswell             6,771,258            153,801
    Jones                6,777,464            147,594
    Keller               6,769,398            155,660
    Lukavsky             6,765,761            159,297
    Peebler              6,772,299            152,760

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          6,647,271           27,026                250,761

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. Aggressive Growth Account effective 1/1/98.

          In Favor            Opposed               Abstain

          6,449,578           103,126               322,355


      SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL ASSET ALLOCATION FUND, INC.
                             HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis                5,695,591             30,121
    Ehrle                5,682,709             43,003
    Ferguson             5,695,591             30,121
    Gilbert              5,682,489             43,223
    Griswell             5,686,518             39,194
    Jones                5,695,591             30,121
    Keller               5,691,600             34,113
    Lukavsky             5,686,391             39,321
    Peebler              5,680,994             44,719

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          5,656,348            6,155                63,209

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. Asset Allocation Account effective 1/1/98.

          In Favor            Opposed               Abstain

          5,534,208           90,568                100,936


          SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL BALANCED FUND, INC.
                            HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis                7,031,051            180,927
    Ehrle                7,019,402            192,575
    Ferguson             7,041,259            170,718
    Gilbert              7,044,287            167,691
    Griswell             7,042,899            169,079
    Jones                7,042,104            169,874
    Keller               7,023,408            188,570
    Lukavsky             7,037,630            174,348
    Peebler              7,031,391            180,587

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          7,005,644           48,697                157,637

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. Balanced Account effective 1/1/98.

          In Favor            Opposed               Abstain

          6,760,251           123,654               328,072


            SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL BOND FUND, INC.
                            HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis                6,130,456             95,320
    Ehrle                6,115,736            110,040
    Ferguson             6,130,841             94,934
    Gilbert              6,114,483            111,293
    Griswell             6,130,841             94,934
    Jones                6,123,621            102,154
    Keller               6,124,863            100,912
    Lukavsky             6,124,980            100,795
    Peebler              6,125,793             99,983

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          6,115,835           34,790                75,151

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. Bond Account effective 1/1/98.

          In Favor            Opposed               Abstain

          5,857,779           208,982               159,015


    SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL CAPITAL ACCUMULATION FUND, INC.
                             HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis                7,339,623            129,278
    Ehrle                7,313,601            155,299
    Ferguson             7,340,841            128,060
    Gilbert              7,340,640            128,261
    Griswell             7,347,206            121,695
    Jones                7,344,301            124,600
    Keller               7,344,960            123,941
    Lukavsky             7,327,340            141,560
    Peebler              7,335,895            133,006

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          7,287,315           50,753                130,833

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. Capital Value Account effective 1/1/98.

          In Favor            Opposed               Abstain

          7,045,780           180,804               242,316

4. Approval of elimination of the fundamental investment restriction regarding the purchase of shares of other investment companies.

          In Favor            Opposed               Abstain

          7,052,550           194,550               221,801

5.   Approval  of  elimination  of  the   fundamental   investment   restriction
     prohibiting joint participation in any securities trading account.

          In Favor            Opposed               Abstain

          7,033,564           189,251               246,086

6. Approval of change to investment restrictions regarding purchase of illiquid securities and investment in repurchase agreements, and reclassification of these restrictions from fundamental to non-fundamental.

          In Favor            Opposed               Abstain

          6,745,602           455,544               267,754


      SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL EMERGING GROWTH FUND, INC.
                             HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis                5,412,764             87,079
    Ehrle                5,405,141             94,699
    Ferguson             5,415,939             83,901
    Gilbert              5,417,426             82,414
    Griswell             5,417,863             81,977
    Jones                5,420,913             78,927
    Keller               5,417,884             81,956
    Lukavsky             5,409,215             90,625
    Peebler              5,412,828             87,012

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          5,339,041           38,545                122,254

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. MidCap Account effective 1/1/98.

          In Favor            Opposed               Abstain

          5,183,548           122,191               194,101


  SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL GOVERNMENT SECURITIES FUND, INC.
                             HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis                7,822,261            109,034
    Ehrle                7,809,752            121,542
    Ferguson             7,821,375            109,919
    Gilbert              7,666,246            265,048
    Griswell             7,824,132            107,162
    Jones                7,680,346            250,949
    Keller               7,680,346            250,949
    Lukavsky             7,804,434            126,861
    Peebler              7,814,432            116,863

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          7,805,147           60,006                66,141

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. Government Securities Account effective 1/1/98.

          In Favor            Opposed               Abstain

          7,562,506           218,677               150,111

4. Approval of elimination of the fundamental investment restriction regarding the purchase of shares of other investment companies.

          In Favor            Opposed               Abstain

          7,429,480           360,691               141,124

5.   Approval  of  elimination  of  the   fundamental   investment   restriction
     prohibiting joint participation in any securities trading account.

          In Favor            Opposed               Abstain

          7,436,533           353,433               141,328

6. Approval of change to the fundamental investment restriction with respect to purchase of securities other than government securities.

          In Favor            Opposed               Abstain

          7,504,155           331,893               95,246


           SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL GROWTH FUND, INC.
                            HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis                8,394,071            142,382
    Ehrle                8,364,573            171,880
    Ferguson             8,391,825            144,628
    Gilbert              8,396,290            140,163
    Griswell             8,397,219            139,234
    Jones                8,394,289            142,164
    Keller               8,390,043            146,410
    Lukavsky             8,376,195            160,258
    Peebler              8,380,317            156,137

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          8,339,898           49,400                147,155

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. Growth Account effective 1/1/98.

          In Favor            Opposed               Abstain

          8,024,781           232,565               279,107


         SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL HIGH YIELD FUND, INC.
                             HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis                1,536,058             45,880
    Ehrle                1,536,058             45,880
    Ferguson             1,561,979             19,959
    Gilbert              1,561,979             19,959
    Griswell             1,561,979             19,959
    Jones                1,561,979             19,959
    Keller               1,561,979             19,959
    Lukavsky             1,561,979             19,959
    Peebler              1,561,979             19,959

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          1,545,224              0                  36,714

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. High Yield Account effective 1/1/98.

          In Favor            Opposed               Abstain

          1,485,001           87,699                 9,238


        SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL MONEY MARKET FUND, INC.
                             HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis               42,302,140            386,652
    Ehrle               42,132,552            556,240
    Ferguson            42,395,818            292,974
    Gilbert             42,242,211            446,581
    Griswell            42,398,065            290,727
    Jones               42,242,211            446,581
    Keller              42,241,105            447,686
    Lukavsky            42,370,943            317,849
    Peebler             42,273,229            415,562

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         41,920,881           345,708               422,204

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. Money Market Account effective 1/1/98.

          In Favor            Opposed               Abstain

         40,961,885          1,144,958              581,948

4. Approval of elimination of the fundamental investment restriction regarding the purchase of shares of other investment companies.

          In Favor            Opposed               Abstain

         40,903,699          1,312,169              472,924

5.   Approval  of  elimination  of  the   fundamental   investment   restriction
     prohibiting joint participation in any securities trading account.

          In Favor            Opposed               Abstain

         40,633,345          1,111,963              943,484

6. Approval of change to the fundamental investment restriction with respect to diversification requirements.

          In Favor            Opposed               Abstain

         40,453,876          1,724,711              510,205

7. Approval of change to the fundamental investment restriction with respect to purchase of securities of a single issuer.

          In Favor            Opposed               Abstain

         40,423,874          1,703,641              534,278

8. Approval of change to the fundamental investment restriction prohibiting the purchase of restricted securities.

          In Favor            Opposed               Abstain

         40,329,737          1,806,422              552,633


           SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL WORLD FUND, INC.
                            HELD SEPTEMBER 16, 1997

1.   Election of the Board of Directors.

                            For              Withheld

    Davis                7,146,215            138,622
    Ehrle                7,127,024            157,814
    Ferguson             7,133,164            151,673
    Gilbert              7,132,327            152,511
    Griswell             7,143,716            141,122
    Jones                7,137,003            147,835
    Keller               7,137,003            147,835
    Lukavsky             7,134,739            150,099
    Peebler              7,127,675            157,163

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          6,982,470           35,609                266,758

3. Approval of change of fund structure. Name changed to Principal Variable Contract Fund, Inc. International Account effective 1/1/98.

          In Favor            Opposed               Abstain

          6,766,206           166,459               352,172